Exhibit 10a(iii)

         _________________________________________________________

                        FINGERHUT RECEIVABLES, INC.

                                 Transferor

                          FINGERHUT NATIONAL BANK

                                  Servicer

                                    and

                      THE BANK OF NEW YORK (DELAWARE)

                                  Trustee

             on behalf of the Series 1997-1 Certificateholders

               AMENDED AND RESTATED SERIES 1997-1 SUPPLEMENT

                         Dated as of April 21, 1997

                                     to

            AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                        Dated as of January 12, 1997
                    ____________________________________

                           FINGERHUT MASTER TRUST

                           Variable Funding Trust
                    Certificates, Series 1997-1, Class A

            $51,100,000 Floating Rate Accounts Receivable Trust
                    Certificates, Series 1997-1, Class B

                           Variable Funding Trust
                    Certificates, Series 1997-1, Class C

         _________________________________________________________
                             TABLE OF CONTENTS

                                                                  Page

     SECTION 1.  Designation . . . . . . . . . . . . . . . . . . .   1

     SECTION 2.  Definitions . . . . . . . . . . . . . . . . . . .   1

     SECTION 3.  Reassignment Terms  . . . . . . . . . . . . . . .  23

     SECTION 4.  Delivery and Payment for the Series 1997-1
                  Certificates . . . . . . . . . . . . . . . . . .  23

     SECTION 5.  Form of Delivery of Series 1997-1 Certificates  .  24

     SECTION 6.  Article IV of Agreement . . . . . . . . . . . . .  24

                                  ARTICLE IV

                      RIGHTS OF CERTIFICATEHOLDERS AND
                 ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.4  Rights of Certificateholders  . . . . . . .  24
          Section 4.5 Collections and Allocation; Payment on Exchangeable Transferor Certificate . . . 25
          Section 4.6   Determination of Interest for the Series
                        1997-1 Certificates  . . . . . . . . . . .  26
          Section 4.7   Determination of Principal Amounts . . . .  27
          Section 4.8   Shared Principal Collections . . . . . . .  30
          Section 4.9 Application of Funds on Deposit in the Collection Account for the Certificates . 31
          Section 4.10  Coverage of Required Amount for the
                        Series 1997-1 Certificates . . . . . . . .  41
          Section 4.11  Payment of Certificate Interest  . . . . .  42
          Section 4.12  Payment of Certificate Principal . . . . .  42
          Section 4.13  Investor Charge-Offs . . . . . . . . . . .  43
          Section 4.14  Reallocated Principal Collections for the
                        Series 1997-1 Certificates . . . . . . . .  45
          Section 4.15  Payment Reserve Account  . . . . . . . . .  46

     SECTION 7.  Article V of the Agreement  . . . . . . . . . . .  47

                                   ARTICLE V

                   DISTRIBUTIONS AND REPORTS TO INVESTOR
                             CERTIFICATEHOLDERS

          Section 5.1   Distributions  . . . . . . . . . . . . . .  47
          Section 5.2   Certificateholders' Statement  . . . . . .  49

     SECTION 8.  Article VI of the Agreement . . . . . . . . . . .  51

                                  ARTICLE VI

                              THE CERTIFICATES

          Section 6.15  Additional Class A Invested Amounts  . . .  51
          Section 6.16  Additional Class C Invested Amounts  . . .  53
          Section 6.17  Extension  . . . . . . . . . . . . . . . .  54

     SECTION 9.  Series 1997-1 Pay Out Events  . . . . . . . . . .  56

     SECTION 10.  Series 1997-1 Termination  . . . . . . . . . . .  58

     SECTION 11.  Pre-Payment of Certificates  . . . . . . . . . .  59
     SECTION 12.  Legends; Transfer and Exchange; Restrictions on
                  Transfer of Series 1997-1 Certificates; Tax
                  Treatment  . . . . . . . . . . . . . . . . . . .  60

     SECTION 13.  Sale of Class C Certificates . . . . . . . . . .  68

     SECTION 14.  Purchases of Certificates by the Transferor  . .  70

     SECTION 15.  Increased Costs  . . . . . . . . . . . . . . . .  70

     SECTION 16.  Replacement of Certain Investor
                  Certificateholders . . . . . . . . . . . . . . .  74

     SECTION 17.  FCI Note . . . . . . . . . . . . . . . . . . . .  74

     SECTION 18.  GOVERNING LAW  . . . . . . . . . . . . . . . . .  75

     SECTION 19.  Instructions in Writing  . . . . . . . . . . . .  75

     SECTION 20.  Amendments . . . . . . . . . . . . . . . . . . .  75

     SECTION 21.  Ratification of Agreement  . . . . . . . . . . .  77

     SECTION 22.  Counterparts . . . . . . . . . . . . . . . . . .  77
                                  EXHIBITS

     EXHIBIT A      Form of Class A Investor Certificate
     EXHIBIT B      Form of Class B Investor Certificate
     EXHIBIT C      Form of Class C Certificate
     EXHIBIT D      Form of Monthly Certificateholders' Statement
     EXHIBIT E      Form of 144A Exchange Notice and Certification
     EXHIBIT F      Form of Extension Notice
     EXHIBIT G      Form of Investor Certificateholder Election Notice

                    AMENDED AND RESTATED SERIES 1997-1 SUPPLEMENT, dated as of April 21, 1997 (this "Series Supplement") by and among FINGERHUT RECEIVABLES, INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), FINGERHUT NATIONAL BANK, a national banking association organized and existing under the laws of the United States, as Servicer (the "Servicer"), and THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation organized and existing under the laws of the State of Delaware, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Amended and Restated Pooling and Servicing Agreement, dated as of January 12, 1997, as amended, supplemented or otherwise modified from time to time (the "Agreement"), among the Transferor, the Servicer and the Trustee.

                    Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates.

                    Pursuant to this Series Supplement, the
          Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal
          Terms thereof.

                    SECTION 1.  Designation.  There is hereby
          created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1997-1 Certificates." The Series 1997-1 Certificates shall be issued in three Classes, which shall be designated generally as the Variable Funding Trust Certificates, Series 1997-1, Class A (the "Class A Certificates"), the Floating Rate Accounts Receivable Trust Certificates, Series 1997-1, Class B (the "Class B Certificates") and the Variable Funding Trust Certificates, Series 1997-1, Class C (the "Class C Certificates"). Series 1997-1 shall be a Series of Variable Funding Certificates.

                    SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 1997-1 Certificates. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1997-1 Certificates and no other Series of Certificates issued by the Trust.

                    "Additional Class A Invested Amounts" shall have the meaning specified in Section 6.15 of the Agreement. "Additional Class C Invested Amounts" shall have the meaning specified in Section 6.16 of the Agreement.

                    "Amortization Period" shall mean the period beginning on the day following the last day of the Revolving Period and ending on the Series 1997-1
          Termination Date.

                    "Amortization Period Commencement Date" shall mean (i) the earlier of the first day of the May 1998 Monthly Period and the Pay Out Commencement Date or (ii) if there is any Extension, the earlier of the date specified as such in the most recent Extension Notice and the Pay Out Commencement Date.

                    "Available Series 1997-1 Imputed Yield
          Collections" shall have the meaning specified in subsection 4.9(a) of the Agreement.

                    "Base Rate" shall mean, as of any Business Day, the sum of (i) the average of the Class A Certificate Rate and the Class B Certificate Rate, each weighted by the unpaid principal amount of such Class of Certificates as of such Business Day, plus (ii) the Series Servicing Fee Percentage.

                    "Benefit Plan" shall mean (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

                    "Carryover Class A Interest" shall mean with respect to any Business Day (a) any Class A Interest due but not paid on any previous Distribution Date plus (b) any Class A Additional Interest due on the next succeeding Distribution Date.

                    "Carryover Class B Interest" shall mean with respect to any Business Day (a) any Class B Interest due but not paid on any previous Distribution Date plus (b) any Class B Additional Interest due on the next succeeding Distribution Date.

                    "Class A Additional Interest" shall have the meaning specified in subsection 4.6(a) of the Agreement.

                    "Class A Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Class A Invested Amount minus the Defeasance Account Balance to be applied to the repayment of principal of the Series 1997-1 Certificates on such date of determination.

                    "Class A Available Commitment" shall mean initially $538,900,000 but (i) may be increased from time to time to an amount not to exceed the Class A Maximum Invested Amount by written notice from the Transferor to the Trustee and the Servicer and (ii) shall be permanently reduced from time to time by (x) an amount equal to the Defeasance Account Balance to be applied to the repayment of principal of the Series 1997-1 Certificates and (y) the amount of principal payments made to the Class A Certificateholders pursuant to subsection 11(a) of this Series Supplement; provided, however, that the Class A Available Commitment shall at no time be reduced to an amount less than the outstanding principal amount of the Class A Certificates, Class B Certificates and Class C Certificates of Series 1994-1; provided, further, that if the Class A Certificateholders shall permanently no longer be obligated to make future purchases hereunder, the Class A Available Commitment shall be zero.

                    "Class A Breakage Costs" shall have the meaning specified in subsection 11(b) of this Agreement.

                    "Class A Certificateholders" shall mean the Persons in whose names the Class A Certificates are registered in the Certificate Register.

                    "Class A Certificateholders' Interest" shall mean the portion of the Series 1997-1 Certificateholders' Interest evidenced by the Class A Certificates.

                    "Class A Certificates" shall mean the variable funding certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto.

                    "Class A Certificate Rate" shall mean with respect to each Interest Accrual Period, a per annum rate .25% in excess of the LIBOR Rate, as determined on the related LIBOR Determination Date.

                    "Class A Costs" shall mean with respect to any Business Day, the sum of (a) the increased costs, if any, specified in Section 15 of this Series Supplement, (b) Class A Breakage Costs and (c) the product of (i) a fraction the numerator of which is the actual number of days from but excluding the next preceding Business Day to and including the current Business Day and the denominator of which is the actual number of days in the then current calendar year, (ii) the excess of the Class A Available Commitment over the Class A Invested Amount on such Business Day after giving effect to all transactions on such Business Day and (iii) .125%.

                    "Class A Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount on such day after taking into account all adjustments of the Class A Invested Amount on such day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amounts on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage; provided, however, that with respect to the allocation of Principal Collections on and prior to the Series 1994-1 Funding Date, the numerator specified above shall be zero.

                    "Class A Interest" shall mean the interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.6(a) of the Agreement.

                    "Class A Interest Shortfall" shall have the meaning specified in subsection 4.6(a) of the Agreement.

                    "Class A Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) $59,600,000, plus (b) the aggregate principal amount of any Additional Class A Invested Amounts purchased pursuant to Section 6.15 of the Agreement, minus (c) the aggregate amount of principal payments made to Class A Certificateholders through and including such Business Day, minus (d) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates, minus (e) the Class A Invested Amount represented by any Class A Certificates purchased by the Transferor on the secondary market which have been cancelled by the Trustee at the Transferor's request in accordance with Section 14 of this Series Supplement, plus (f) the sum of (x) the aggregate amount allocated with respect to Class A Investor Charge-Offs and available on all prior Distribution Dates pursuant to subsection 4.9(a)(vi) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) and Section 4.14 of the Agreement and (y) the amount designated pursuant to subsection 4.13(d) of the Agreement for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d).

                    "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.13(c) of the Agreement.

                    "Class A Investor Percentage" shall mean, for any Business Day, (a) with respect to Imputed Yield Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Class A Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization Period, the Fixed/Floating Allocation Percentage.

                    "Class A Maximum Invested Amount" shall mean
          $848,900,000.

                    "Class A Outstanding Principal Amount" shall mean with respect to the Class A Certificates, when used with respect to any Business Day, an amount equal to (a) $59,600,000, plus (b) the aggregate principal amount of any Additional Class A Invested Amounts purchased by the Class A Certificateholders on or prior to such Business Day pursuant to Section 6.15 of the Agreement minus (c) the aggregate amount of principal payments made to the Class A Certificateholders on or prior to such Business Day minus (d) the Class A Invested Amount represented by any Class A Certificate purchased by the Transferor on the secondary market which have been cancelled by the Trustee at the Transferor's request in accordance with
          Section 14 of this Series Supplement.

                    "Class A Percentage" shall mean a fraction the numerator of which is the Class A Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

                    "Class A Principal" shall mean the principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a) of the Agreement.

                    "Class A Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the amount described in subsection 4.9(a)(i)(y) of the Agreement for such Business Day, (ii) the Class A Floating Allocation Percentage of the Servicing Fee for such Business Day,
          (iii) the Class A Floating Allocation Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (iv) on each Transfer Date the Class A Percentage of the Series Allocation Percentage of the Adjustment Payment required to be made by the Transferor but not made on such Transfer Date and (v) the amount of unreimbursed Class A Investor Charge-Offs over
          (y) the Available Series 1997-1 Imputed Yield Collections plus any Excess Imputed Yield Collections from other Series and any Transferor Imputed Yield Collections allocated with respect to the amounts described in clauses (x)(i) through (v).

                    Class B Additional Interest" shall have the meaning specified in subsection 4.6(b) of the Agreement.

                    "Class B Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Class B Invested Amount minus the excess of the Defeasance Account Balance to be applied to the repayment of principal of the Series 1997-1 Certificates over the Class A Invested Amount on such date of determination.

                    "Class B Breakage Costs" shall have the meaning specified in subsection 11(b) of this Series Supplement.

                    "Class B Certificateholders" shall mean the Persons in whose names the Class B Certificates are registered in the Certificate Register.

                    "Class B Certificateholders' Interest" shall mean the portion of the Series 1997-1 Certificateholders' Interest evidenced by the Class B Certificates.

                    "Class B Certificate Rate" shall mean with respect to each Interest Accrual Period, a per annum rate equal to the sum of the LIBOR Rate and .35%, as determined on the related LIBOR Determination Date.

                    "Class B Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B hereto.

                    "Class B Daily Principal Amount" shall have the meaning specified in subsection 4.9(c)(ii) of the Agreement.

                    "Class B Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

                    "Class B Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage; provided, however, that with respect to the allocation of Principal Collections on and prior to the Series 1994-1 Funding Date, the numerator specified above shall be zero.

                    "Class B Interest" shall mean the interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b) of the Agreement.

                    "Class B Interest Shortfall" shall have the meaning specified in subsection 4.6(b) of the Agreement.

                    "Class B Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) $51,100,000, minus (b) the aggregate amount of principal payments made to Class B Certificateholders through and including such Business Day, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections for which the Class C Invested Amount has not been reduced for all prior Business Days, minus (e) the Class B Invested Amount represented by any Class B Certificates purchased by the Transferor on the secondary market which have been cancelled by the Trustee at the Transferor's request in accordance with Section 14 of this Series Supplement, and plus (f) the sum of (x) the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(vii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and
          (b) and Section 4.14 of the Agreement and (y) the amount designated pursuant to subsection 4.13(d) of the Agreement for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

                    "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.13(b) of the Agreement.

                    "Class B Investor Percentage" shall mean, for any Distribution Date, (a) with respect to Imputed Yield Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization Period, the Fixed/Floating Allocation Percentage.

                    "Class B Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) $51,100,000, minus (b) the aggregate amount of principal payments made to Class B Certificateholders on or prior to such Business Day, minus (c) the Class B Invested Amount represented by any Class B Certificates purchased by the Transferor on the secondary market which have been cancelled by the Trustee at the Transferor's request in accordance with Section 14 of this Series Supplement.

                    "Class B Percentage" shall mean a fraction the numerator of which is the Class B Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

                    "Class B Principal" shall mean the principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b) of the Agreement.

                    "Class B Principal Payment Commencement Date" shall mean the earlier of (a) the first Distribution Date in an Amortization Period on which the Class A Invested Amount equals or is reduced to zero or, if there are no Principal Collections allocable to the Series 1997-1 Certificates remaining after payments have been made to the Class A Certificateholders on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 9.2, 10.2, 12.1 or 12.2 of the Agreement or Section 3 of this Series Supplement after the Class A Invested Amount has been paid in full.

                    "Class B Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the amount described in subsection 4.9(a)(ii)(y) of the Agreement for such Business Day, (ii) the Class B Floating Allocation Percentage of the Servicing Fee for such Business Day, (iii) the Class B Floating Allocation Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (iv) on each Transfer Date, the Class B Percentage of the Series Allocation Percentage of the Adjustment Payment required to be made by the Transferor but not made on such Transfer Date and (v) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class B Invested Amount over (y) the Available Series 1997-1 Imputed Yield Collections plus any Excess Imputed Yield Collections from other Series and any Transferor Imputed Yield Collections allocated with respect to the amounts described in clauses (x)(i) through (v).

                    "Class C Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Class C Invested Amount minus the excess of the Defeasance Account Balance over the Class A Invested Amount and Class B Invested Amount on such date of determination.

                    "Class C Certificateholders" shall mean the Persons in whose names the Class C Certificates are registered in the Certificate Register.

                    "Class C Certificateholders' Interest" shall mean the portion of the Series 1997-1 Certificateholders' Interest evidenced by the Class C Certificates.

                    "Class C Certificate Rate" shall mean with respect to each Interest Accrual Period, a rate set initially at zero; provided, however, that such certificate rate may be increased pursuant to the terms of a supplemental agreement or amended and restated series supplement entered into in accordance with Section 13 of this Series Supplement.

                    "Class C Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit C hereto.

                    "Class C Daily Principal" shall have the meaning specified in subsection 4.7(c) of the Agreement.

                    "Class C Daily Principal Amount" shall have the meaning specified in subsection 4.9(c)(iii) of the Agreement.

                    "Class C Fixed/Floating Allocation Percentage" shall mean for any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount at the end of the last day of the Revolving Period (or, if the Pay Out Commencement Date occurs prior to the Series 1994-1 Funding Date, the Class C Invested Amount at the end of the day on the Series 1994-1 Funding Date) and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series; provided, however, that with respect to the allocation of Principal Collections on and prior to the Series 1994-1 Funding Date, the numerator specified above shall be zero.

                    "Class C Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class C Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage; provided, however, that with respect to the allocation of Principal Collections on and prior to the Series 1994-1 Funding Date, the numerator specified above shall be zero.

                    "Class C Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) upon the initial issuance of the Class C Certificate, zero, plus (b) the aggregate principal amount of any Additional Class C Invested Amounts pursuant to Section
          6.16 of the Agreement, minus (c) the aggregate amount of principal payments made to Class C Certificateholders through and including such Business Day, minus (d) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.13(a) and 4.13(d) of the Agreement, minus (e) the aggregate amount of Reallocated Principal Collections for all prior Business Days, plus (f) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(viii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e).

                    "Class C Investor Charge-Offs" shall have the meaning specified in subsection 4.13(a) of the Agreement and shall include amounts specified in subsection
          4.13(d).

                    "Class C Investor Percentage" shall mean, for any Distribution Date, (a) with respect to Imputed Yield Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Class C Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization Period, the Fixed/Floating Allocation Percentage.

                    "Class C Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the aggregate principal amount of any Additional Class C Invested Amounts pursuant to Section
          6.16 of the Agreement, minus (b) the aggregate amount of principal payments made to Class C Certificateholders on or prior to such Business Day.

                    "Class C Percentage" shall mean a fraction the numerator of which is the Class C Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

                    "Class C Principal" shall mean the principal distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.7(c) of the Agreement.

                    "Class C Principal Payment Commencement Date" shall mean the earlier of (a) the first Distribution Date in an Amortization Period on which the Class A Invested Amount and the Class B Invested Amount equal or are reduced to zero or, if there are no Principal Collections allocable to the Series 1997-1 Certificates remaining after payments have been made to the Class A Certificates and the Class B Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 9.2, 10.2, 12.1 or 12.2 of the Agreement or Section 3 of this Series Supplement after the Class A Invested Amount and Class B Invested Amount have been paid in full.

                    "Closing Date" shall mean January 21, 1997.

                    "Defeasance Account" shall have the meaning specified in subsection 11(a) of this Series Supplement.

                    "Defeasance Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Defeasance Account on such date of determination.

                    "Distribution Date" shall mean February 20,
          1997, and the twentieth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day; provided, that the final Distribution Date with respect to the payment of principal and interest shall be the Scheduled Series 1997-1 Termination Date.

                    "Early Amortization Period" shall mean the period beginning on the day on which a Pay Out Event occurs or is deemed to have occurred and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount have been paid in full and (ii) the Series 1997-1 Termination Date.

                    "Election Date" shall have the meaning
          specified in subsection 6.17(a) of the Agreement.

                    "Election Notice" shall have the meaning specified in subsection 6.17(a) of the Agreement.

                    "Enhancement" shall mean, with respect to the Class A Certificates, the subordination of the Class B Invested Amount and the Class C Invested Amount and with respect to the Class B Certificates, the subordination of the Class C Invested Amount.

                    "Eurocurrency Reserve Requirements" shall mean, for any day, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

                    "Excess Imputed Yield Collections" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.9(a)(xii) of the Agreement allocated to the Series 1997-1 Certificates but available to cover shortfalls in amounts paid from Imputed Yield Collections for other Series, if any, or (y) the aggregate amount of Imputed Yield Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1997-1 Certificates.

                    "Extension" shall mean the procedure by which the Investor Certificateholders consent to the extension of the Revolving Period to the new Amortization Period Commencement Date set forth in the Extension Notice, pursuant to Section 6.17 of the Agreement.

                    "Extension Date" shall mean April 20, 1998 or if an Extension has already occurred, the date of the next Extension Date set forth in the Extension Notice relating to the Extension then in effect (or, if any such date is not a Business Day, the next preceding Business
          Day).

                    "Extension Notice" shall have the meaning specified in subsection 6.17(a) of the Agreement.

                    "Extension Opinion" shall have the meaning specified in subsection 6.17(a) of the Agreement.

                    "Extension Tax Opinion" shall have the meaning specified in subsection 6.17(a) of the Agreement.

                    "FCI Note" shall have the meaning specified in
          Section 17 of this Series Supplement.

                    "FCI Note Required Amount" shall have the meaning specified in Section 17 of this Series
          Supplement.

                    "Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period (or, if the Pay Out Commencement Date occurs prior to the Business Day on which the aggregate invested amount of the Series 1994-1 Class A, Class B and Class C Investor Certificates have been paid in full, on and after such date the Invested Amount at the end of the day on such date) and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage; provided, however, that with respect to the allocation of Principal Collections on and prior to the end of the day on the Series 1994-1 Funding Date the numerator specified above shall be zero.

                    "Floating Allocation Percentage" shall mean for any Business Day the sum of the applicable Class A
          Floating Allocation Percentage, Class B Floating
          Allocation Percentage and Class C Floating Allocation
          Percentage for such Business Day.

                    "Interest Accrual Period" shall mean a Monthly Period and, with respect to a Distribution Date, the preceding Monthly Period; provided, however, that the initial Interest Accrual Period shall be the period from the Closing Date to and including the last day of the Monthly Period preceding the initial Distribution Date.

                    "Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day and (c) the Class C Invested Amount as of such Business Day; provided, however, that for purposes of determining the Servicing Fee and the Aggregate Invested Amount, the Invested Amount shall mean an amount equal to the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount and the Class C Adjusted Invested Amount as of such Business Day; provided, further, that for so long as the Series 1994-1 Certificates are outstanding, for purposes of determining the Minimum Aggregate Principal Receivables under the Agreement, the Invested Amount shall be deemed to be zero.

                    "Investment Earnings" shall mean, with respect to any Business Day, the investment earnings on amounts on deposit in (i) the Payment Reserve Account, deposited in the Collection Account pursuant to subsection 4.15(c) of the Agreement and (ii) the Defeasance Account, deposited in the Collection Account pursuant to subsection 11(a) of this Series Supplement.

                    "Investor Certificateholder" shall mean the
          Holder of record of an Investor Certificate of Series
          1997-1.

                    "Investor Certificates" shall mean the Class A Certificates, the Class B Certificates and the Class C
          Certificates.

                    "Investor Charge-Offs" shall mean the sum of Class A Investor Charge-Offs, Class B Investor Charge-
          Offs and Class C Investor Charge-Offs.

                    "Investor Default Amount" shall mean, with respect to each Business Day, an amount equal to the product of the Default Amount identified since the prior reporting date and the Floating Allocation Percentage applicable for such Business Day.

                    "Investor Percentage" shall mean for any Business Day, (a) with respect to Imputed Yield
          Collections and Defaulted Amounts at any time or Principal Collections during the Revolving Period, the
          Floating Allocation Percentage and (b) with respect to Principal Collections during the Amortization Period, the Fixed/Floating Allocation Percentage.

                    "LIBOR Base Rate" shall mean, for any Interest Accrual Period, the rate for deposits in United States dollars for a period equal to such Interest Accrual Period (commencing on the first day of the relevant Interest Accrual Period) which appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR Determination Date for such Interest Accrual Period; provided that, the LIBOR Base Rate for the Initial Interest Accrual Period shall be 5.44531%. If such rate does not appear on Telerate Page 3750, the rate for such Interest Accrual Period will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks (as defined below) at approximately 11:00 A.M., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to such Interest Accrual Period (commencing on the first day of such Interest Accrual Period). The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for such Interest Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for such Interest Accrual Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Trustee, at approximately 11:00 A.M., New York City time, on the first day of such Interest Accrual Period for loans in United States dollars to leading European banks for a period equal to such Interest Accrual Period (commencing on the first day of such Interest Period). As used in this definition, "Reference Banks" means four major banks in the London interbank market selected by the Trustee.

                    "LIBOR Determination Date" shall mean the second Business Day prior to the commencement of each Interest Accrual Period. For purposes of this definition, a Business Day is any day on which banks in London and New York are open for the transaction of international business.

                    "LIBOR Rate" shall mean, with respect to each day during each Interest Accrual Period, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                               LIBOR Base Rate
                   1.00 - Eurocurrency Reserve Requirements

                    "Minimum Retained Percentage" shall mean 2%.

                    "Minimum Transferor Percentage" shall mean 0%; provided, however, that in certain circumstances such percentage may be increased.

                    "Monthly Period" shall have the meaning
          specified in the Agreement, except that the first Monthly Period with respect to the Series 1997-1 Certificates shall begin on and include the Closing Date and shall end on and include the last day of the then current fiscal month of the Transferor.

                    "Net Revolving Principal Collections" shall have the meaning specified in subsection 4.9(b) of the Agreement.

                    "Negative Carry Amount" shall have the meaning specified in subsection 4.10(a) of the Agreement.

                    "Paying Agent" shall mean, for the Series
          1997-1 Certificates, The Bank of New York.

                    "Payment Reserve Account" shall have the meaning specified in subsection 4.15 of the Agreement.

                    "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series
          1997-1 Pay Out Event is deemed to occur pursuant to
          Section 9 of this Series Supplement.

                    "Percentage" shall mean, with respect to each Class A Certificateholder, the percentage equivalent of a fraction the numerator of which is the Class A Invested Amount of the Class A Certificate then held by such Class A Certificateholder and the denominator of which is the Class A Invested Amount.

                    "Portfolio Yield" shall mean for the Series
          1997-1 Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the aggregate amount of Available Series 1997-1 Imputed Yield Collections for such Monthly Period (not including the Floating Allocation Percentage of the portion of Imputed Yield Collections for such period described in clause (D) of the definition thereof or the amounts on deposit in the Payment Reserve Account, if any), calculated on a cash basis, minus the sum of the aggregate Investor Default Amount for such Monthly Period and the Series Allocation Percentage of any Adjustment Payments which the Transferor is required but fails to make pursuant to the Agreement for such Monthly Period, and the denominator of which is the average daily Invested Amount for such Monthly Period.

                    "Principal Shortfalls" shall mean on any Business Day (i) prior to the Amortization Period Commencement Date, zero and (ii) after the Amortization Period Commencement Date, the Invested Amount of the Class then receiving principal payments after the application of Principal Collections on such Business Day (less the amount then on deposit in the Principal Account for the benefit of such Class); provided, however, that on and prior to the Series 1994-1 Funding Date the Principal Shortfall for Series 1997-1 shall be equal to the lesser of the amount specified above and the maximum amount that will allow Shared Principal Collections allocable with respect to any principal shortfall for the Series 1994-1 Certificates to be equal to the full amount of the principal shortfall for such Series.

                    "Program Bank" shall mean with respect to any SPCPC each liquidity provider and credit support provider for such SPCPC.

                    "Rating Agency" shall mean with respect to any Business Day each statistical rating agency selected by the Transferor to rate any Class of Certificates which on such Business Day has issued a rating which is outstanding with respect to such Class of Certificates.

                    "Rating Agency Condition" shall mean, at any time at which any Class of Certificates is rated by a Rating Agency, the written confirmation of the Rating Agency that a specified event or modification of the terms of the Investor Certificates will not result in the withdrawal or downgrade of the rating of such Certificates then in effect.

                    "Reallocated Class B Principal Collections" shall have the meaning specified in subsection 4.14(b) of the Agreement.

                    "Reallocated Class C Principal Collections" shall have the meaning specified in subsection 4.14(a) of the Agreement.

                    "Reallocated Principal Collections" shall mean the sum of Reallocated Class B Principal Collections and Reallocated Class C Principal Collections.

                    "Required Amount" shall have the meaning specified in subsection 4.10(b) of the Agreement.

                    "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

                    "Revolving Principal Collections" shall have the meaning specified in subsection 4.9(b) of the Agreement.

                    "Scheduled Series 1997-1 Termination Date" shall mean the October 2002 Distribution Date, unless a different date shall be set forth in any Extension
          Notice.

                    "Series 1994-1 Certificates" shall mean the investor certificates issued pursuant to the Series
          1994-1 Supplement.

                    "Series 1994-1 Funding Date" shall mean the first Business Day on which an amount equal to the invested amount of the Series 1994-1 Class A, Class B and Class C Investor Certificates has been deposited in the Principal Account for the benefit of such Series 1994-1 Certificates.

                    "Series 1994-1 Supplement" shall mean the Series 1994-1 Supplement, dated as of June 29, 1994 by and among Fingerhut Receivables, Inc., as Transferor, Fingerhut Corporation (as predecessor servicer to Fingerhut National Bank), as Servicer, and The Bank of New York (Delaware), as Trustee under the Agreement, as it may be amended from time to time.

                    "Series 1994-2 Certificates" shall mean the investor certificates issued pursuant to the Series
          1994-2 Supplement.

                    "Series 1994-2 Supplement" shall mean the Series 1994-2 Supplement, dated as of November 15, 1994 by and among Fingerhut Receivables, Inc., as Transferor, Fingerhut Corporation (as predecessor servicer to Fingerhut National Bank), as Servicer, and The Bank of New York (Delaware), as Trustee under the Agreement, as it may be amended from time to time.

                    "Series 1997-1" shall mean the Series of the Fingerhut Master Trust represented by the Series 1997-1
          Certificates.

                    "Series 1997-1 Certificates" shall mean the Class A Certificates, the Class B Certificates and the
          Class C Certificates.

                    "Series 1997-1 Certificateholder" shall mean the holder of record of any Series 1997-1 Certificate.

                    "Series 1997-1 Certificateholders' Interest" shall have the meaning specified in Section 4.4 of the Agreement.

                    "Series 1997-1 Pay Out Event" shall have the meaning specified in Section 9 of this Series Supplement.

                    "Series 1997-1 Termination Date" shall mean the earlier to occur of (i) the day after the Distribution Date following the end of the Revolving Period on which the Series 1997-1 Certificates are paid in full, or (ii) the Scheduled Series 1997-1 Termination Date.

                    "Series Servicing Fee Percentage" shall mean
          2.00% per annum.

                    "Servicing Fee" shall mean for any Business
          Day, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days from but excluding the next preceding Business Day to and including the current Business Day and the denominator of which is the actual number of days in the then current calendar year, (ii) the applicable Series Servicing Fee Percentage and (iii) the Invested Amount on such Business Day after giving effect to all transactions on such Business Day.

                    "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 1997-1 Certificates which, in accordance with subsections 4.9(b) and 4.9(c)(iv) of the Agreement, may be applied in accordance with Section 4.3(e) of the Agreement or (b) the amounts allocated to the investor certificates (other than Transferor Retained Certificates) of other Series which the applicable Series Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1997-1 Certificates.

                    "SPCPC" shall mean a special purpose commercial paper conduit.

                    "Stated Class C Amount" shall mean on any date of determination prior to the Business Day upon which the aggregate invested amount of the Series 1994-1 Class A, Class B and Class C Investor Certificates have been paid in full, zero, and on and after the Business Day upon which the aggregate invested amount of the Series 1994-1 Class A, Class B and Class C Investor Certificates have been paid in full the greater of (i) zero and (ii) a number rounded to the nearest dollar obtained by multiplying the sum of the Class A Invested Amount and the Class B Invested Amount by a fraction the numerator of which is 12 and the denominator of which is 88; provided however that during the Early Amortization Period the Stated Class C Amount shall be equal to the Stated Class C Amount immediately preceding the commencement of the Early Amortization Period plus the amount specified in clause (B) of the second sentence of
          Section 6.16 of the Agreement.

                    "Targeted Holder" shall mean (i) each holder of a right to receive interest or principal with respect to investor certificates (or other interests in the Trust), including the Class A Certificates and the Class B Certificates, other than certificates (or other such interests) with respect to which an opinion is rendered that such certificates (or other such interests) will be treated as debt for Federal income tax purposes and (ii) any holder of a right to receive any amount in respect of the Transferor Interest; provided, that any person holding more than one interest each of which would cause such person to be a Targeted Holder shall be treated as a single Targeted Holder.

                    "Transferor Imputed Yield Collections" shall mean with respect to Series 1997-1, on any Business Day the product of (a) the Imputed Yield Collections for such Business Day, (b) the Transferor Percentage and (c) the Series Allocation Percentage.

                    "Transferor Retained Certificates" shall mean investor certificates of any Series, including the Class C Certificates, which the Transferor retains, but only to the extent that and for so long as the Transferor is the Holder of such Certificates.

                    SECTION 3.  Reassignment Terms.  The Series
          1997-1 Certificates shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount, the Class B Invested Amount and the invested amount of any other Class of Series 1997-1 Certificates sold by the Transferor in accordance with the provisions of Section 13 of this Series Supplement is reduced to an amount less than or equal to 10% of the sum of the highest invested amount during the Revolving Period of the Class A Certificates and the Class B Certificates, and any such other Class of Series 1997-1 Certificates sold by the Transferor in accordance with the provisions of Section 13 of this Series Supplement. The deposit required in connection with any such termination and final distribution shall be equal to the sum of the Class A Invested Amount, the Class B Invested Amount and the invested amount of any other Class of Series 1997-1 Certificates then outstanding plus accrued and unpaid interest on the Series 1997-1 Certificates through the day prior to the Distribution Date on which the final distribution occurs.

                    SECTION 4. Delivery and Payment for the Series 1997-1 Certificates. The Transferor shall execute and deliver the Series 1997-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1997-1 Certificates to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

                    SECTION 5. Form of Delivery of Series 1997-1 Certificates. The Class A Certificates, the Class B Certificates and the Class C Certificates shall be delivered as Registered Certificates as provided in
          Section 6.1 of the Agreement.

                    SECTION 6. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Certificates:

                                  ARTICLE IV

                       RIGHTS OF CERTIFICATEHOLDERS AND
                  ALLOCATION AND APPLICATION OF COLLECTIONS

                    Section 4.4 Rights of Certificateholders. The Series 1997-1 Certificates shall represent undivided interests in the Trust, including the right to receive, to the extent necessary to make the required payments with respect to such Series 1997-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and the Fixed/Floating Allocation Percentage (as applicable from time to time) of Collections (including Imputed Yield Collections) available in the Collection Account, (b) funds allocable to the Series 1997-1 Certificates on deposit in the Excess Funding Account and (c) funds on deposit in the Interest Funding Account, the Principal Account, the Distribution Account, the Payment Reserve Account and the Defeasance Account (for such Series, the "Series 1997-1 Certificateholders' Interest"). The Class B Invested Amount shall be subordinated to the Class A Certificates and the Class C Invested Amount shall be subordinated to the Class A Certificates and the Class B Certificates in each case to the extent provided in this Article IV. Except in connection with a payment of Class C Daily Principal pursuant to subsection 4.9(e) of this Agreement, the Class C Certificates will not have the right to receive payments of principal until the Class A Invested Amount and the Class B Invested Amount have each been paid in full.

                    Section 4.5  Collections and Allocation;
          Payments on Exchangeable Transferor Certificate.

                         (a)  Collections.  The Servicer will apply
          or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1997-1 Certificates, and all funds on deposit in the Interest Funding Account, the Principal Account, the Distribution Account, the Payment Reserve Account and the Defeasance Account maintained for this Series, as described in this Article IV.

                         (b)  Payments to the Holder of the
          Exchangeable Transferor Certificate. On each Business Day, the Servicer shall determine whether a Pay Out Event is deemed to have occurred with respect to the Series 1997-1 Certificates, and the Servicer shall allocate and pay Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor Certificate as follows:

                    (i) For each Business Day with respect to the Revolving Period after the Series 1994-1 Funding Date, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to (w) the product of the Floating Allocation Percentage and the amount of Principal Collections on such Business Day, minus
               (x) the portion thereof constituting a part of Net Revolving Principal Collections to be deposited in the Defeasance Account pursuant to subsection 4.9(b) of the Agreement, minus (y) the Reallocated Principal Collections for such Business Day minus
               (z) the Class C Principal for such Business Day; and

                    (ii) For each Business Day on and prior to the Series 1994-1 Funding Date and for each Business Day during the Amortization Period, the amount of payments of Principal Collections made to the Holder of the Exchangeable Transferor Certificate shall be determined only as provided in subsection 4.3(b) of the Agreement.

                    Notwithstanding the foregoing, amounts payable to the Transferor pursuant to subsection 4.5(b)(i) of the Agreement shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest.

                    Section 4.6 Determination of Interest for the Series 1997-1 Certificates. (a) The amount of interest (the "Class A Interest") allocable to the Class A Certificates with respect to any Business Day shall be an amount equal to the product of (i) the Class A Certificate Rate and (ii) a fraction, the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day, and the denominator of which is 360 and
          (iii) the Class A Outstanding Principal Amount on such Business Day after giving effect to all transactions on such Business Day.

                    On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class A Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class A Certificateholders in respect of interest on such Distribution Date. If there is a Class A Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to any Business Day following such Distribution Date, to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders, equal to the product of (i) the Class A Certificate Rate,
          (ii) such Class A Interest Shortfall remaining unpaid and
          (iii) a fraction, the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day, and the denominator of which is 360.
          Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

                         (b)  The amount of interest (the "Class B
          Interest") allocable to the Class B Certificates with respect to any Business Day shall be an amount equal to the product of (i) the Class B Certificate Rate and (ii) a fraction, the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day, and the denominator of which is 360 and (iii) the Class B Outstanding Principal Amount on such Business Day after giving effect to all transactions on such Business Day.

                    On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class B Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class B Certificateholders in respect of interest on such Distribution Date. If there is a Class B Interest Shortfall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to any Business Day following such Distribution Date, to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders, equal to the product of (i) the Class B Certificate Rate
          (ii) such Class B Interest Shortfall remaining unpaid and
          (iii) a fraction, the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day, and the denominator of which is 360.
          Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

                    Section 4.7  Determination of Principal
          Amounts. (a) The amount of principal (the "Class A Principal") distributable from the Distribution Account with respect to the Class A Certificates on each Distribution Date with respect to (A) the Revolving Period shall be an amount equal to the amounts deposited into the Principal Account from the Defeasance Account pursuant to Section 11 of this Series Supplement plus any Shared Principal Collections allocated to the Class A Certificateholders with respect to such Distribution Date pursuant to Section 4.3(e) of the Agreement and (B) the Amortization Period shall be equal to an amount calculated as follows: the sum of (i) an amount equal to the product of the Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Principal Collections) with respect to the preceding Monthly Period (or, in the case of the Distribution Date in the first Monthly Period in the Amortization Period following the Series 1994-1 Funding Date, the Fixed/Floating Allocation Percentage of Principal Collections from the day following the Series 1994-1 Funding Date), (ii) any amount on deposit in the Excess Funding Account allocated to the Class A Certificates pursuant to subsection 4.9(d) of the Agreement with respect to the preceding Monthly Period,
          (iii) the amount, if any, allocated to the Class A Certificates pursuant to subsections 4.9(a)(iv), (v),
          (vi), (vii) and (viii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and
          (b) and 4.14(a) and (b) of the Agreement with respect to such Distribution Date and, (iv) the amount of Shared Principal Collections allocated to the Class A Certificates with respect to such Distribution Date and pursuant to subsection 4.3(e) and Section 4.8 of the Agreement; provided, however, that with respect to any Business Day, Class A Principal may not exceed the Class A Invested Amount; provided, further, that with respect to the Scheduled Series 1997-1 Termination Date, the Class A Principal shall be an amount equal to the Class A Invested Amount.

                         (b)  The amount of principal (the "Class B
          Principal") distributable from the Distribution Account with respect to the Class B Certificates on each Distribution Date, beginning with the Class B Principal Payment Commencement Date, shall equal an amount calculated as follows: the sum of (i) an amount equal to the product of the Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class B Principal Collections and Reallocated Class C Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date in the Amortization Period following the date on which an amount equal to the Class A Invested Amount is paid to the Class A Certificateholders in respect of Class A Principal, the Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made),
          (ii) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates pursuant to subsection 4.9(d) with respect to the preceding Monthly Period, (iii) the amount, if any, allocated to the Class B Certificates pursuant to subsections 4.9(a)(iv), (v),
          (vii) and (viii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.14(a) and (b) of the Agreement with respect to such Distribution Date and (iv) the amount of Shared Principal Collections allocated to the Class B Certificates with respect to the preceding Monthly Period pursuant to subsection 4.3(e) and Section 4.8 of the Agreement on and after the Class B Principal Payment Commencement Date; provided, further, that with respect to any Distribution Date, Class B Principal may not exceed the Class B Invested Amount; provided, further, that with respect to the Scheduled Series 1997-1 Termination Date, the Class B Principal shall be an amount equal to the Class B Invested Amount.

                         (c)  The amount of principal (the "Class C
          Principal") distributable from the Distribution Account with respect to the Class C Certificates on each Distribution Date, beginning with the Class C Principal Payment Commencement Date, or in the case of distributions of Class C Daily Principal pursuant to the last proviso of this subsection 4.7(c) of the Agreement, on each Business Day, shall equal an amount calculated as follows: the sum of (i) an amount equal to the product of the Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date in the Amortization Period following the date on which an amount equal to the Class B Invested Amount is paid to the Class B Certificateholders in respect of Class B Principal, the Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made),
          (ii) any amount on deposit in the Excess Funding Account allocated to the Class C Certificates pursuant to subsection 4.9(d) of the Agreement with respect to the preceding Monthly Period, (iii) the amount, if any, allocated to the Class C Certificates pursuant to subsections 4.9(a)(iv), (v) and (viii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) of the Agreement with respect to such Distribution Date and (iv) the amount of Shared Principal Collections allocated to the Class C Certificates with respect to the preceding Monthly Period pursuant to subsection 4.3(e) and Section 4.8 of the Agreement on and after the Class C Principal Payment Commencement Date; provided, however, that with respect to any Distribution Date, Class C Principal may not exceed the Class C Invested Amount; provided, further, that with respect to the Scheduled Series 1997-1 Termination Date, the Class C Principal shall be an amount equal to the Class C Invested Amount; provided further, that on any Business Day during any period other than an Early Amortization Period, the Transferor may designate that either (x) an amount up to the lesser of
          (i) the excess of the Class C Invested Amount over the Stated Class C Amount on such day after taking into account all adjustments of the Class A Invested Amount and the Class B Invested Amount on such day and (ii) (A) during the Revolving Period an amount equal to (I) the product of the Class C Floating Allocation Percentage and the amount of Principal Collections on such Business Day minus (II) Reallocated Principal Collections on such Business Day or (B) after the Amortization Period Commencement Date an amount equal to (I) the product of the Fixed/Floating Allocation Percentage and the amount of Principal Collections on such Business Day minus (II) the amount of Principal Collections to be applied with respect to Class A Principal and Class B Principal on such Business Day minus (III) Reallocated Principal Collections on such Business Day (such designated amount, the "Class C Daily Principal") shall be distributed in accordance with subsection 4.9(e) or (y) an amount up to the excess of the Class C Invested Amount over the Stated Class C Amount on such day after taking into account all adjustments of the Class C Invested Amount on such day, shall be subtracted from the Class C Invested Amount and added to the Transferor Interest.

                    Section 4.8  Shared Principal Collections.
          Shared Principal Collections allocated to the Series 1997-1 Certificates and to be applied pursuant to subsections 4.9(b), 4.9(c)(i)(z), 4.9(c)(ii)(z) and
          4.9(c)(iii)(z) for any Business Day shall mean an amount equal to the sum of (i) the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1997-1 Certificates for such Business Day and the denominator of which is the aggregate amount of principal shortfalls for all Series for such Business Day and (ii) Shared Principal Collections for all Series for such Business Day, less the amount thereof to be applied with respect to Principal Shortfalls for all Series for such Business Day, which the Transferor has opted to apply to the Variable Funding Certificates of Series 1997-1 in accordance with Section 4.3(e) of the Agreement.

                    Section 4.9 Application of Funds on Deposit in the Collection Account for the Certificates. (a) On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw from the Collection Account, to the extent of the sum of (w) the Floating Allocation Percentage of Imputed Yield Collections available in the Collection Account, (x) Investment Earnings on deposit in the Collection Account and (y) amounts on deposit in the Payment Reserve Account, if any, if and to the extent so designated by the Transferor (the "Available Series 1997-1 Imputed Yield Collections") the amounts set forth in subsections 4.9(a)(i) through 4.9(a)(xi) of the Agreement.

                         (i)  Class A Interest.  On each Business
               Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall allocate to the Class A Certificates and withdraw first from the Collection Account and then from the Payment Reserve Account and deposit into the Interest Funding Account, to the extent of the Available Series 1997-1 Imputed Yield Collections, an amount equal to the lesser of (x) the Available Series 1997-1 Imputed Yield Collections and (y) the sum of (A) the sum of the Class A Interest and the Carryover Class A Interest for such Business Day plus (B) the excess, if any, of the amount required to be deposited pursuant to clause (A) above on each prior Business Day over the amount on deposit in the Interest Funding Account with respect thereto on such Business Day. Notwithstanding anything to the contrary herein, the portion of Carryover Class A Interest that constitutes Class A Additional Interest shall be payable or distributable to Class A Certificateholders only to the extent permitted by applicable law.

                         (ii)  Class B Interest.  On each Business
               Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall allocate to the Class B Certificates and withdraw first from the Collection Account and then from the Payment Reserve Account and deposit into the Interest Funding Account, to the extent of the Available Series 1997-1 Imputed Yield Collections remaining after giving effect to the withdrawal pursuant to subsection 4.9(a)(i) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-1 Imputed Yield Collections and (y) the sum of (A) the sum of the Class B Interest and the Carryover Class B Interest for such Business Day plus (B) the excess, if any, of the amount required to be deposited pursuant to clause (A) above on each prior Business Day over the amount on deposit in the Interest Funding Account with respect thereto on such Business Day. Notwithstanding anything to the contrary herein, the portion of Carryover Class B Interest that constitutes Class B Additional Interest shall be payable or distributable to Class B Certificateholders only to the extent permitted by applicable law.

                         (iii)  Investor Servicing Fee.  On each
               Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account and distribute to the Servicer, to the extent of any Available Series 1997-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) and (ii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-1 Imputed Yield Collections and (y) the Servicing Fee for such Business Day plus any Servicing Fees due with respect to any prior Business Day but not distributed to the Servicer.

                         (iv)  Investor Default Amount.  On each
               Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1997-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-1 Imputed Yield Collections and (y) the sum of (1) the aggregate Investor Default Amount for such Business Day plus (2) the unpaid Investor Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) during the Revolving Period treated as Shared Principal Collections, (B) during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the related Distribution Date, (C) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class B Certificateholders on the related Distribution Date and (D) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount and Class B Invested Amount has been made and on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class C Certificateholders on the related Distribution Date.

                         (v)  Adjustment Payment Shortfalls.  On
               each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1997-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iv) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-1 Imputed Yield Collections and (y) an amount equal to the Series Allocation Percentage of any Adjustment Payment which the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, (ii) during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date,
               (iii) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account for payment to the Class B Certificateholders on the related Distribution Date and (iv) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount and Class B Investment Amount has been made and on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account for payment to the Class C Certificateholders on the related Distribution Date.

                         (vi)  Reimbursement of Class A Investor
               Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1997-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (v) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-1 Imputed Yield Collections and (y) the unreimbursed Class A Investor Charge-Offs, if any, such amount to be applied to reimburse Class A Investor Charge-Offs, and, during the Revolving Period, to be treated as Shared Principal Collections, and during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be deposited in the Principal Account for distribution to the Class A Certificateholders on the related Distribution Date.

                         (vii)  Reimbursement of Class B Investor
               Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1997-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vi) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-1 Imputed Yield Collections and (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class B Invested Amount, if any, such amount,
               (i) during the Revolving Period to be treated as Shared Principal Collections, (ii) during the Amortization Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the related Distribution Date, and (iii) during the Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which the Class B Invested Amount has been deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class B Certificateholders on the related Distribution Date.

                         (viii) Reimbursement of Class C Investor
               Charge-Offs. On each Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1997-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vii), an amount equal to the lesser of (x) any such remaining Available Series 1997-1 Imputed Yield Collections and (y) the unreimbursed amount by which the Class C Invested Amount has been reduced on prior Business Days pursuant to clauses (d) and
               (e) of the definition of Class C Invested Amount, if any, such amount, (i) during the Revolving Period to be treated as Shared Principal Collections, (ii) during the Amortization Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, (iii) during the Amortization Period, on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class B Certificateholders on the new Distribution Date and
               (iv) during the Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class C Certificateholders on the next Distribution Date.

                         (ix) Class A Costs.  On each Business Day,
               the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account and deposit into the Interest Funding Account, to the extent of any Available Series 1997-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (viii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-1 Imputed Yield Collections and (y) the Class A Costs for such Business Day and any such amounts that remain unpaid from any source from previous days to the extent not included in Class A Costs for such Business Day.

                         (x)  Class B Costs. On each Business Day,
               the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1997-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ix) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-1 Imputed Yield Collections and (y) Class B Breakage Costs and any amounts payable to Class B Certificateholders pursuant to
               Section 15 of the Series Supplement for payment to such Class B Certificateholders.

                         (xi)  Payment Reserve Account.  On each
               Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1997-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (x) of the Agreement an amount equal to the lesser of (x) any such remaining Available Series 1997-1 Imputed Yield Collections and (y) the amount designated by the Transferor in writing (which includes facsimile transmission) in its instructions to the Trustee on such Business Day and deposit such amount, if any, into the Payment Reserve Account.

                         (xii)  Excess Imputed Yield Collections.
               Any amounts remaining in the Collection Account to the extent of any Available Series 1997-1 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xi) of the Agreement, shall be treated as Excess Imputed Yield Collections, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw such amounts from the Collection Account and to first make such amounts available to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such certificateholders from Imputed Yield Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, and then pay any remaining Excess Imputed Yield Collections to the Transferor.

                    (b) For each Business Day with respect to the Revolving Period, the funds on deposit in the Collection Account to the extent of the lesser of (A) the Class A Invested Amount and (B) the sum of (x) product of (i) the Floating Allocation Percentage and (ii) the amount of Principal Collections on such Business Day (such product the "Revolving Principal Collections") less the amount of Reallocated Principal Collections on such Business Day (the Revolving Principal Collections less the Reallocated Principal Collections on the related Business Day, the "Net Revolving Principal Collections"), and (y) Shared Principal Collections allocated to the Series 1997-1 Certificates in accordance with Section 4.8 on such Business Day may, at the option of the Transferor, pursuant to instructions delivered to the Servicer and the Trustee by facsimile or other similar means of documented communication, be deposited into the Defeasance Account and applied as provided in Section 11(b) of this Series Supplement. During the Revolving Period, an amount equal to the Net Revolving Principal Collections less any amount deposited to the Defeasance Account pursuant to the immediately preceding sentence shall be treated as Shared Principal Collections and applied pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in
          Section 4.3(e) of the Agreement.

                    (c)  For each Business Day on and after the
          Amortization Period Commencement Date, the amount of funds on deposit in the Collection Account and the other amounts described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day in the following priority:

                         (i)  on and prior to the day on which an
               amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class A Invested Amount) equal to the sum of (w) the product of the Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Principal Collections on such Business Day), (x) any amount on deposit in the Excess Funding Account allocated to the Class A Certificates on such Business Day pursuant to subsection 4.9(d) of the Agreement, (y) amounts to be paid pursuant to subsections 4.9(a)(iv), (v),
               (vi), (vii) and (viii) of the Agreement from Available Series 1997-1 Imputed Yield Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.14 of the Agreement on such Business Day, and (z) the amount of Shared Principal Collections allocated to the Series 1997-1 Certificates in accordance with subsection 4.3(e) and Section 4.8 of the Agreement on such Business Day, will be deposited into the Principal Account;

                         (ii)   on and after the day on which an
               amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class B Invested Amount) equal to the sum of (w) an amount equal to the product of the Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or Reallocated Class C Principal Collections on such Business Day), (x) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates on such Business Day pursuant to subsection 4.9(d) of the Agreement, (y) the amount, if any, allocated to be paid to the Class B Certificates pursuant to subsections 4.9(a)(iv), (v), (vii) and (viii) of the Agreement from Available Series 1997-1 Imputed Yield Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.14(a) of the Agreement with respect to such Business Day, and (z) the amount of Shared Principal Collections allocated to the Series 1997-1 Certificates in accordance with subsection 4.3(e) and Section 4.8 of the Agreement on such Business Day (such sum, the "Class B Daily Principal Amount") will be deposited into the Principal Account;

                         (iii)  on and after the day on which an
               amount equal to the Class B Invested Amount has been deposited in the Principal Account to be applied to the payment of Class B Principal, an amount (not in excess of the Class C Invested Amount) equal to the sum of (w) an amount equal to the product of the Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class C Principal Collections on such Business Day), (x) any amount on deposit in the Excess Funding Account allocated to the Class C Certificates on such Business Day pursuant to subsection 4.9(d) of the Agreement, (y) the amount, if any, allocated to be paid to the Class C Certificates pursuant to subsections 4.9(a)(iv), (v) and (viii) of the Agreement from Available Series 1997-1 Imputed Yield Collections and from amounts available pursuant to subsections 4.10(a) and (b) of the Agreement with respect to such Business Day, and (z) the amount of Shared Principal Collections allocated to the Series 1997-1 Certificates in accordance with subsection 4.3(e) and Section 4.8 of the Agreement on such Business Day (such sum, the "Class C Daily Principal Amount") will be deposited into the Principal Account;

                         (iv)  an amount equal to the excess, if
               any, of (A) the sum of the amounts described in clauses (i)(w) and (y), (ii)(w) and (y) and (iii)(w) and (y) above over (B) the sum of Class A Principal, Class B Principal and Class C Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(e) of the Agreement.

                    (d)  On the first Business Day of the
          Amortization Period, funds on deposit in the Excess Funding Account will be deposited in the Principal Account; provided, however, that if any other Series enters its Amortization Period, as defined in its related Series Supplement at the same time as Series 1997-1, the amount of the foregoing deposit shall be equal to the product of an amount equal to the amount of funds on deposit in the Excess Funding Account and a fraction the numerator of which is the Invested Amount and the denominator of which is equal to the sum of the invested amounts of each Series then entering its related Amortization Period as defined in its related Series Supplement; provided, further, that on any Business Day prior to the Series 1994-1 Funding Date any amounts allocated to the Series 1997-1 Certificates from the Excess Funding Account as described above shall instead initially be reallocated to the Series 1994-1 Certificates until the Class A, Class B and Class C Series 1994-1 Certificates have been paid in full and then shall be reallocated back to the Series 1997-1 Certificates. Amounts deposited in the Principal Account pursuant to the foregoing sentence will be allocated in the following order of priority: (i) to the Class A Certificates in an amount not to exceed the Class A Principal after subtracting therefrom any amounts to be paid to the Class A Certificateholders with respect thereto pursuant to subsections 4.9(c)(i)(w) and (y) of the Agreement, and (ii) to the Class B Certificates in an amount not to exceed the Class B Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(ii)(w) and (y). On and after the Class C Principal Payment Commencement Date any amounts remaining on deposit in the Excess Funding Account and allocated to the Series 1997-1 Certificates will be deposited in the Principal Account in an amount not to exceed the Class C Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iii)(w), (y) and (z).

                    (e)  On each Business Day on which Class C
          Principal has been allocated pursuant to subsection 4.7(c) of the Agreement, funds on deposit in the Collection Account in an amount equal to the Class C Daily Principal Amount designated by the Transferor with respect to such Business Day will be distributed to the Class C Certificateholders.

                    Section 4.10 Coverage of Required Amount for the Series 1997-1 Certificates. (a) To the extent that any amounts are on deposit in the Excess Funding Account on any Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1997-1 Imputed Yield Collections in subsections 4.9(a)(i) through (x), Transferor Imputed Yield Collections in an amount equal to the excess of (x) the product of (a) the Base Rate, (b) the amounts on deposit in the Excess Funding Account and (c) the number of days elapsed since the previous Business Day divided by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account are invested (the "Negative Carry Amount").

                    (b)  To the extent that on any Business Day
          payments are being made pursuant to any of subsections 4.9(a)(i) through (x), respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Business Day is not paid in full on such Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1997-1 Imputed Yield Collections in subsections 4.9(a)(i) through (x), all or a portion of the Excess Imputed Yield Collections from other Series with respect to such Business Day allocable to the Series 1997-1 Certificates in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series 1997-1 Imputed Yield Collections and Transferor Imputed Yield Collections on such Business Day (the "Required Amount"). Excess Imputed Yield Collections allocated to the Series 1997-1 Certificates for any Business Day shall mean an amount equal to the product of (x) Excess Imputed Yield Collections available from all other Series for such Business Day and (y) a fraction, the numerator of which is the Required Amount for such Business Day and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Imputed Yield Collections for all Series for such Business Day.

                    Section 4.11 Payment of Certificate Interest. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the preceding Monthly Period allocable to the Series 1997-1 Certificates and deposit such amount in the Distribution Account. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement (x) to the Class A Certificateholders from the Distribution Account the amount deposited into the Interest Funding Account during the preceding Monthly Period pursuant to subsections 4.9(a)(i) and 4.9(a)(ix) and Sections 4.10 and 4.14 with respect to the related Interest Accrual Period and (y) the Class B Certificateholders from the Distribution Account the amount deposited into the Interest Funding Account during the preceding Monthly Period pursuant to subsections 4.9(a)(ii) and 4.9(a)(x) and Sections 4.10 and 4.14 with respect to the related Interest Accrual Period.

                    Section 4.12  Payment of Certificate Principal.

                    (a) On the Transfer Date preceding the first Distribution Date in the Amortization Period and on each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class A Principal for such Distribution Date. On the first Distribution Date in the Amortization Period and on each Distribution Date thereafter until the Class A Invested Amount is paid in full, the Paying Agent shall pay in accordance with subsection 5.1(a) to the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

                    (b) On the Transfer Date preceding the Class B Principal Payment Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class B Principal for such Distribution Date. On the Class B Principal Payment Commencement Date, after the payment of any principal amounts to the Class A Certificateholders on such day, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1(b) to the Class B Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

                    (c) On each Business Day the Trustee acting in accordance with instructions from the Servicer set forth in the Daily Report for such Business Day shall make payments of principal to the Class C Certificateholders of Class C Daily Principal, if any, designated by the Transferor pursuant to Section 4.7(c) of the Agreement.

                    Any amounts remaining in the Principal Account and allocable to the Series 1997-1 Certificates, after the Class C Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with Section 4.3(e) of the Agreement.

                    Section 4.13 Investor Charge-Offs. (a) If, on any Determination Date, the aggregate Investor Default Amount and the Series Allocation Percentage of unpaid Adjustment Payments, if any, for each Business Day in the preceding Monthly Period exceeded the Available Series 1997-1 Imputed Yield Collections applied to the payment thereof pursuant to subsections 4.9(a)(iv) and (v) of the Agreement and the amount of Transferor Imputed Yield Collections and Excess Imputed Yield Collections allocated thereto pursuant to Section 4.10 of the Agreement, and the amount of Reallocated Principal Collections applied with respect thereto pursuant to
          Section 4.14 of the Agreement, the Class C Invested Amount will be reduced by the amount by which the remaining aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjustment Payments exceed the amount applied with respect thereto during such preceding Monthly Period (a "Class C Investor Charge-Off").

                    (b)  In the event that any such reduction of
          the Class C Invested Amount would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and, the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class B Investor Charge-Off").

                    (c)  In the event that any such reduction of
          the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class A Investor Charge-Off").

                    (d)  Following the occurrence of a Class A
          Investor Charge-Off, if the Class C Invested Amount is increased, including any increase thereof pursuant to
          Section 6.16 of the Agreement, to the extent of the Class C Invested Amount the amount of any unreimbursed Class A Investor Charge-Off shall be reduced and, the Class A Invested Amount shall be correspondingly increased in an amount not to exceed the amount of such increased Class C Invested Amount, the Class C Invested Amount shall be correspondingly decreased and the amount of such decrease shall be deemed to be a Class C Investor Charge-Off. Following the occurrence of either a Class B Investor Charge-Off or any reduction of the Class B Invested Amount described in clause (d) of the definition thereof, if the Class C Invested Amount is increased, including any increase thereof pursuant to Section 6.16 of the Agreement, to the extent of the Class C Invested Amount remaining after any adjustment thereto pursuant to the preceding sentence the amount of any unreimbursed Class B Investor Charge-Off and amounts described in clause (d) of the definition of Class B Invested Amount shall be reduced and, the Class B Invested Amount shall be increased in an amount not to exceed the lesser of (x) the amount of such remaining Class C Invested Amount, and
          (y) the amount of reductions to the Class B Invested Amount described in clauses (c) and (d) of the definition thereof, the Class C Invested Amount shall be correspondingly decreased and the amount of such decrease shall be deemed to be a Class C Investor Charge-Off.

                    Section 4.14 Reallocated Principal Collections for the Series 1997-1 Certificates.

                    (a)  On each Business Day, the Servicer will
          determine an amount equal to the least of (i) the Class C Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class C Floating Allocation Percentage or (II) during an Amortization Period, the Class C Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections with respect to such Business Day and (iii) an amount equal to the sum of the Class A Required Amount and the Class B Required Amount for such Business Day (such amount called "Reallocated Class C Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the components of the Class A Required Amount, then to the components of the Class B Required Amount in the same priority as amounts are applied to such components from Available Series 1997-1 Imputed Yield Collections pursuant to subsection 4.9(a) of the Agreement.

                    (b)  On each Business Day, the Servicer will
          determine an amount equal to the least of (i) the Class B Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class B Floating Allocation Percentage or (II) during an Amortization Period, the Class B Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the excess, if any, of the Class A Required Amount for such Business Day over the amount of Reallocated Class C Principal Collections applied with respect thereto for such Business Day (such amount called "Reallocated Class B Principal Collections") and shall apply Principal Collections equal to such amount to the remaining components of the Class A Required Amount in the same priority as amounts are applied to such components from Available Series 1997-1 Imputed Yield Collections pursuant to subsection 4.9(a).

                    Section 4.15  Payment Reserve Account

                    (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Certificateholders, the "Payment Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.
          The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Payment Reserve Account and in all proceeds thereof. The Payment Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders.
          If, at any time, the institution holding the Payment Reserve Account ceases to be a Qualified Institution, the Trustee shall within 20 Business Days establish a new Payment Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Payment Reserve Account. From the date such new Payment Reserve Account is established, it shall be the "Payment Reserve Account."

                    (b)  The Transferor, at its discretion, may
          withdraw on any Determination Date a part or all of any amounts remaining in the Payment Reserve Account after giving effect to any withdrawals required to be made under Section 4.9(a) above.

                    (c)  Funds on deposit in the Payment Reserve
          Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Payment Reserve Account on any Business Day, after giving effect to any withdrawals from the Payment Reserve Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. On each Business Day following a deposit of funds to the Payment Reserve Account, the aggregate proceeds of any such investment shall be deposited in the Collection Account and treated as Investment Earnings for application as Available Series 1997-1 Imputed Yield Collections.

                    SECTION 7.  Article V of the Agreement.
          Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1997-1
          Certificates:

                                  ARTICLE V

                    DISTRIBUTIONS AND REPORTS TO INVESTOR
                              CERTIFICATEHOLDERS

                    Section 5.1  Distributions.

                    (a)  On each Distribution Date, the Paying
          Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class A Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Section 4.11 and 4.12 of the Agreement by wire transfer to an account or accounts designated by such Class A Certificateholders by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that with respect to amounts payable pursuant to Section 4.11, the portion of such amounts constituting increased costs and Class A Breakage Costs shall be paid to Class A Certificateholders on the basis of certifications provided to the Trustee and the Servicer pursuant to Section 15 and subsection 11(b) of this Series Supplement; provided, further, that the final payment in retirement of the Class A Certificates will be made only upon presentation and surrender of the Class A Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

                    (b)  On each Distribution Date, the Paying
          Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class B Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Certificateholders) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Section 4.11 and 4.12 of the Agreement by wire transfer to an account or accounts designated by such Class B Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distributed Date; provided, however, that with respect to amounts payable pursuant to Section 4.11, the portion of such amounts constituting increased costs and Class B Breakage Costs shall be paid to Class B Certificateholders on the basis of certifications provided to the Trustee and the Servicer pursuant to Section 15 and subsection 11(b) of this Series Supplement; provided, further, that the final payment in retirement of the Class B Certificates will be made only upon presentation and surrender of the Class B Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

                    (c)  On each Distribution Date, the Paying
          Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class C Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class C Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class C Certificateholders pursuant to Section 4.11 and 4.12 of the Agreement by wire transfer to each Class C Certificateholder to an account or accounts designated by such Class C Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class C Certificates will be made only upon presentation and surrender of the Class C Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

                    Section 5.2  Certificateholders' Statement.
          (a) On the 20th day of each calendar month (or if such day is not a Business Day the next succeeding Business
          Day), the Paying Agent shall forward to each Certificateholder a statement substantially in the form of Exhibit D prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information:

                         (i)  the total amount distributed;

                         (ii)  the amount of such distribution
               allocable to Certificate Principal;

                         (iii)  the amount of such distribution
               allocable to Certificate Interest;

                         (iv)  the amount of Principal Collections
               received in the Collection Account during the preceding Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the Class C Certificates, respectively;

                         (v)  the amount of Imputed Yield
               Collections processed during the preceding Monthly
               Period and allocated in respect of the Class A
               Certificates, the Class B Certificates and the Class C Certificates, respectively;

                         (vi)  the aggregate amount of Principal
               Receivables, the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount, the Floating Allocation Percentage and, during the Amortization Period, the Fixed/Floating Allocation Percentage, Class B Fixed/Floating Allocation Percentage and the Class C Fixed/Floating Allocation Percentage, as of the end of the day on the last day of the related Monthly Period;

                         (vii)  the aggregate outstanding balance
               of Receivables which are current, 30-59, 60-89, and 90 days and over delinquent as of the end of the day on the last day of the related Monthly Period;

                         (viii)  the aggregate Investor Default
               Amount for the preceding Monthly Period;

                         (ix)  the aggregate amount of Class A
               Investor Charge-Offs, Class B Investor Charge-Offs and Class C Investor Charge-Offs for the preceding
               Monthly Period;

                         (x)  the amount of the Servicing Fee for
               the preceding Monthly Period;

                         (xi)  the amount of unreimbursed
               Reallocated Principal Collections for the related
               Monthly Period;

                         (xii)  the aggregate amount of funds in
               the Excess Funding Account and the Defeasance Account as of the last day of the Monthly Period immediately preceding the Distribution Date;

                         (xiii)  the Portfolio Yield and Base Rate
               with respect to such Monthly Period; and

                         (xiv)  the Series Allocation Percentage of
               any Adjustment Payment which the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement with respect to such Monthly Period, such amount to be specified only to the extent it is greater than zero.

                         (b)  Annual Certificateholders' Tax
          Statement. On or before January 31 of each calendar year, beginning with calendar year 1998, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 1997-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 1997-1 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-1 Certificateholder, together with, on or before January 31 of each year, beginning in 1998, such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1997-1 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                    SECTION 8.  Article VI of the Agreement.
          Article VI (except for Sections 6.1 through 6.14 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1997-1:

                                  ARTICLE VI

                               THE CERTIFICATES

                    Section 6.15   Additional Class A Invested
          Amounts. Each Class A Certificateholder agrees, by acceptance of its Class A Certificate, that the Transferor may from time to time, other than after a Pay Out Commencement Date and other than after the occurrence of a pay out event with respect to the Series 1994-1 Certificates, request that such Class A Certificateholder acquire on any Distribution Date additional undivided interests in the Trust in specified amounts (such amounts, the "Additional Class A Invested Amounts") in an aggregate amount for all Class A Certificateholders equal to the excess of the amount of the reduction in the invested amount of the Class A, Class B and Class C Series 1994-1 Certificates on such Distribution Date over the amount of the increase of the Class B Invested Amount on such Distribution Date; provided, however, that if such an increase in the Class A Invested Amount would cause a Trust Pay Out Event or a Series 1997-1 Pay Out Event to occur, then the amount of the increase in the Class A Invested Amount shall be limited on such Distribution Date to the maximum increase in the Class A Invested Amount that may be obtained without causing either a Trust Pay Out Event or a Series 1997-1 Pay Out Event to occur; provided further, that in no case shall the Class A Invested Amount be increased above the lesser of (x) the Class A Maximum Invested Amount and (y) the Class A Available Commitment. The Additional Class A Invested Amount on any Distribution Date shall not exceed an amount equal to the excess of the sum of the aggregate amount of Principal Receivables and amounts on deposit in the Excess Funding Account over the greater of (a) the sum of (i) the aggregate invested amount of each Series then outstanding as of such day, including the Series 1997-1 Certificates (prior to giving effect to such Additional Class A Invested Amount), minus amounts on deposit in the Principal Account for any Series, if any, and (ii) the Minimum Transferor Interest as of such day or (b) the Minimum Aggregate Principal Receivables less any principal repaid to the Series 1994-1 Certificates. The Class A Certificateholders shall acquire such Additional Class A Invested Amount, only if (a) the Class C Invested Amount following the acquisition of such Additional Class A Invested Amount shall be at least equal to the Stated Class C Amount (including increases to the Class C Invested Amount pursuant to Section 6.16 of the Agreement) and (b) after giving effect to the proposed increase in the Class A Invested Amount no Series 1997-1 Pay Out Event shall exist or occur as a result of such increase. Each Class A Certificateholder agrees, by acceptance of its Class A Certificate, that it will acquire an amount equal to its Percentage of any Additional Class A Invested Amounts; provided, that no Class A Certificateholder shall be required to purchase an Additional Class A Invested Amount if such purchase would cause the total Class A Invested Amount held by such Class A Certificateholder to exceed such Class A Certificateholder's Percentage of the Class A Available Commitment. If the Class A Certificateholders acquire such Additional Class A Invested Amount, each such Class A Certificateholder shall pay an amount equal to its Percentage of the Additional Class A Invested Amount to the Trustee and, in consideration of such payment the Servicer shall appropriately note the aggregate Additional Class A Invested Amount (and the increased Class A Invested Amount) on the next succeeding Servicer's report and direct the Trustee in writing to pay to the Transferor such Additional Class A Invested Amount, and the aggregate Invested Amount of the Class A Certificates will be equal to the Invested Amount of the Class A Certificates stated in such Servicer's report.

                    The purchase of any Additional Class A Invested Amount shall be in an aggregate principal amount that is not less than $1,000,000 or integral multiples of $100,000 in excess thereof.

                    Each Class A Certificateholder shall be and is hereby authorized to record on the grid attached to its Class A Certificate (or at such Class A Certificate-holder's option, in its internal books and records) the date and amount of its percentage interest in any Additional Class A Invested Amount purchased by it, and each repayment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Class A Certificateholder's rights with respect to its Class A Invested Amount and its right to receive interest payments in respect of the Class A Invested Amount held by such Class A Certificateholder.

                    Section 6.16  Additional Class C Invested
          Amounts.

                         On each Distribution Date while any Series
               1997-1 Certificates are outstanding, the Transferor may elect to increase the Class C Invested Amount and after the Pay Out Commencement Date the Transferor agrees to increase the Class C Invested Amount (such additional amounts, "Additional Class C Invested Amounts") by written notice to the Trustee on such date which notice shall specify the effective date and the amount of such increase in the Class C Invested Amount. The Transferor agrees that, subject to satisfaction of the conditions specified above, (A) on the Business Day upon which the aggregate invested amount of the Series 1994-1 Class A, Class B and Class C Investor Certificates have been paid in full but prior to the Pay Out Commencement Date, the Transferor shall increase the Class C Invested Amount by an amount equal to the lesser of (i) the invested amount (to be calculated without including for such calculation any allocations to such Series 1994-1 Class D Investor Certificates on such Business Day) of the Series 1994-1 Class D Investor Certificates on such Business Day and
               (ii) the Stated Class C Amount on such Business Day and shall cancel such Series 1994-1 Class D Investor Certificates concurrently with such increase of the Class C Invested Amount or (B) on and after the Pay Out Commencement Date (i) the Transferor shall increase the Class C Invested Amount on the first Distribution Date after the Pay Out Commencement Date by an amount equal to the amount of Principal Collections on deposit in the applicable principal account for the benefit of the Series 1994-1 Certificateholders on such Distribution Date and paid to the Series 1994-1 Certificateholders on such Distribution Date and (ii) on the Business Day on which the aggregate invested amounts of the Class A, Class B and Class C Investor Certificates of Series 1994-1 are paid in full, if such day occurs on or after the Pay Out Commencement Date, the Transferor shall increase the Class C Invested Amount by an amount equal to the invested amount of the Series 1994-1 Class D Investor Certificates on such Business Day and shall cancel such Series 1994-1 Class D Investor Certificates concurrently with such increase of the Class C Invested Amount.

                         Section 6.17  Extension.  (a)  If a Pay Out
               Event has not occurred on or before the 30th Business Day preceding the Extension Date, the Transferor, in its sole discretion, may deliver to the Trustee on or before such date a notice substantially in the form of Exhibit F (the "Extension Notice") to this Series Supplement. The Trustee shall deliver a copy of the Extension Notice and all documents annexed thereto to the Investor Certificateholders of record on the date of receipt thereof. The Transferor shall state in the Extension Notice that it intends to extend the Revolving Period until the later Amortization Period Commencement Date set forth in the Extension Notice. The Extension Notice shall also set forth the next Extension Date. The following documents shall be annexed to the Extension
               Notice: (i) a form of the Opinion of Counsel addressed to the Transferor and the Trustee to the effect that despite the extension the Trust will not be treated as an association taxable as a corporation (the "Extension Tax Opinion"); (ii) a form of the Opinion of Counsel addressed to the Transferor and the Trustee (the "Extension Opinion") to the effect that (A) the Transferor has the corporate power and authority to effect the Extension, (B) the extension has been duly authorized by the Transferor, and (C) all conditions precedent to the Extension required by this Section 6.17 have been fulfilled; and (iii) a form of Investor Certificateholder Election Notice substantially in the form of Exhibit G (the "Election Notice") to this Series Supplement. In addition, the Extension Notice shall state that any Investor Certificateholder electing to approve the Extension must do so on or before the Election Date (as defined below) by returning the annexed Election Notice properly executed to the Trustee in the manner described below. The Extension Notice shall also state that an Investor Certificateholder may withdraw any such election in whole or in part on or before the Election Date, and the Transferor, in its sole discretion, may, prior to the Election Date, withdraw its election to extend the Revolving Period. Any Holder that elects to approve an Extension hereunder shall deliver a duly executed Election Notice to the Trustee at the address designated in the Extension Notice on or before 3:00 p.m., New York City time, on or before the fifth Business Day preceding the Extension Date (such Business Day constituting the "Election Date").

                         (b)  No extension shall occur unless each of
               the following conditions have been satisfied prior to the close of business on the Election Date: (i) no Pay Out Event shall have occurred and be continuing, (ii) there shall have been delivered to the Trustee (A) the Extension Tax Opinion and the Extension Opinion, each addressed to the Trustee and (B) written confirmation from each Rating Agency rating any class of the Certificates at the request of the Transferor at the time of such Extension that the Extension will not cause such Rating Agency to lower or withdraw its then current rating of such Investor Certificates, (iii) each of the holders of the Class A Certificates, the Class B Certificates and the Class C Certificates shall have elected to approve the Extension by returning to the Trustee on or before the Election Date the executed Election Notice annexed to the Extension Notice delivered to the Certificateholders pursuant to subsection 6.17(a) of the Agreement. If, by the close of business on the Election Date, all of the conditions stated in this subsection 6.17(b) of the Agreement have not been satisfied and all such documents delivered to the Trustee pursuant to this subsection 6.17(b) of the Agreement are not in form satisfactory to it, or if the Transferor has notified the Trustee, prior to the Election Date, that the Transferor has exercised its right to withdraw its election of an Extension, no Extension shall occur.

                         (c)  The execution by the required number of
               Investor Certificateholders of the applicable Election Notice and return thereof to the Trustee by the required date and time, the continued election by the Transferor to extend the Revolving Period at the Election Date, and the compliance with all of the provisions of this Section 6.17, shall evidence an extension or renewal of the obligations represented by the Investor Certificates, and not a novation or extinguishment of such obligations or a substitution with respect thereto.

                         (d) To the extent required by applicable laws and regulations, as evidenced by an Opinion of Counsel delivered by the Transferor to the Trustee, the provisions of this Section 6.17 shall or may be modified to comply with all applicable laws and regulations in effect at the time of the Extension.

                         SECTION 9. Series 1997-1 Pay Out Events. If any one of the following events shall occur with respect to the Series 1997-1 Certificates:

                              (a)  failure on the part of the Transferor
               (i) to make any payment or deposit required to be made by the Transferor by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein, (ii) to perform in all material respects the Transferor's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable, except as expressly provided in the Agreement; or (iii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1997-1 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1997-1 Certificates evidencing Undivided Interests aggregating greater than 50% of any of the Class A Invested Amount, Class B Invested Amount or the Class C Invested Amount, and continues to affect materially and adversely the interests of the Series 1997-1 Certificateholders for such period;

                              (b)  any representation or warranty made
               by the Transferor in the Agreement or this Series Supplement, (i) shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1997-1 Certificates evidencing Undivided Interests aggregating more than 50% of any of the Class A Invested Amount, Class B Invested Amount or the Class C Invested Amount, and (ii) as a result of which the interests of the Series 1997-1 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1997-1 Pay Out Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

                              (c)  the average of the Portfolio Yields
               for any three consecutive Monthly Periods is reduced to a rate which is less than the weighted average of the weighted average Base Rates for such three consecutive Monthly Periods;

                              (d)  (i) the Transferor Interest shall be
               less than the Minimum Transferor Interest, (ii) (A) the Series Allocation Percentage of the sum of the total amount of Principal Receivables plus amounts on deposit in the Excess Funding Account shall be less than (B) the sum of the Class A Outstanding Principal Amount, the Class B Outstanding Principal Amount and the Class C Outstanding Principal Amount or (iii) the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account shall be less than the Minimum Aggregate Principal Receivables (provided that for purposes of determining Minimum Aggregate Principal Receivables, for so long as the Series 1994-1 Certificates are outstanding, the Initial Invested Amount of Series 1994-1 shall mean $1,022,728,000), in each case as of any Determination Date;

                              (e)  any Servicer Default shall occur
               which would have a material adverse effect on the Series 1997-1 Certificateholders;

                              (f)  the amount on deposit in the Excess
               Funding Account as a percentage of the sum of the aggregate amount of Principal Receivables plus the amount on deposit in the Excess Funding Account shall equal or exceed 30% on the last day of three consecutive Monthly Periods; or

                              (g)  FCI or FNB shall consent to the
               appointment of a bankruptcy trustee or receiver or liquidator in any bankruptcy proceeding or any other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or receiver or liquidator in any bankruptcy proceeding or any other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against FCI or FNB; or FCI or FNB shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute including the U.S. bankruptcy code, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

               then, in the case of any event described in subparagraph
               (a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Series 1997-1 Certificates evidencing Undivided Interests aggregating more than 50% of any of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount by notice then given in writing to the Trustee, the Transferor and the Servicer may declare that a pay out event (a "Series 1997-1 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d), (f) or
               (g), a Series 1997-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1997-1 Certificateholders immediately upon the occurrence of such event.

                         SECTION 10.  Series 1997-1 Termination.  The
               right of the Series 1997-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1997-1 Termination Date unless such Series is an Affected Series as specified in
               Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 1997-1 Certificateholders shall remain entitled to receive proceeds of such sale when such sale occurs.

                         SECTION 11. Pre-Payment of Certificates. (a) The Holder of the Exchangeable Transferor Certificate may specify upon an Exchange, pursuant to Section 6.9 of the Agreement, that the purchaser of a newly issued Series deposit payment therefor, in full or in part, in the Defeasance Account in an amount not to exceed the Invested Amount on such date. On the Closing Date the Trustee shall, for the benefit of the Certificateholders, establish and maintain with a Qualified Institution in the name of the Trust, a certain segregated trust account (the "Defeasance Account"). Any amounts on deposit in the Defeasance Account on any Business Day shall be invested at the direction of the Servicer in Cash Equivalents which mature on the next succeeding Business Day. On each Business Day following a deposit of funds to the Defeasance Account, the aggregate proceeds of any such investment shall be deposited in the Collection Account and treated as Investment Earnings for application as Available Series 1997-1 Imputed Yield Collections.
                              (b)  Upon the direction of the Servicer
               any amounts, up to the Invested Amount, on deposit in the Defeasance Account may, or upon the occurrence of a Pay Out Event the amount on deposit in the Defeasance Account shall, be deposited in the Principal Account for distribution on a date to be specified by the Transferor (which shall not be later than the Distribution Date in the next succeeding Monthly Period) to be applied first to the payment of Class A Principal, second to the payment of Class B Principal and third to the payment of Class C Principal. Such amounts shall be applied and paid in accordance with Sections 4.7, 4.12 and 5.1 of the Agreement. In the event the date of payment of such amounts is not a Distribution Date, a Certificateholder may provide to the Trustee and the Servicer within 30 days of such payment a written certificate setting forth any reasonable loss or expense that such Certificateholder sustained or incurred as a consequence of such payment being made on a date other than a Distribution Date (with respect to the Class A Certificates, "Class A Breakage Costs" and with respect to the Class B Certificates, "Class B Breakage Costs") and, pursuant to subsections 4.9(a)(ix) and 4.9(a)(x) of the Agreement and as further specified in Section 4.11 and subsection 5.1(a) of the Agreement, an amount equal to the Class A Breakage Costs shall be paid to Class A Certificateholders to the extent of funds available therefor, and upon payment in full of the Class A Breakage Costs, an amount equal to the Class B Breakage Costs shall be paid to the Class B Certificateholders to the extent of funds available therefor. Subsequent to any reduction of the Class A Invested Amount as a result of payments pursuant to this Section 11, the Class A Invested Amount, may be increased pursuant to the terms and conditions set forth in Section 6.15 of the Agreement.

                         SECTION 12.  Legends; Transfer and Exchange;
               Restrictions on Transfer of Series 1997-1 Certificates; Tax Treatment.

                              (a)  Each Class A Certificate and Class B
               Certificate will bear a legend substantially in the following form:

                         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE
                    REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFEROR. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT AND WARRANT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. EACH CLASS [A] [B] CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE FURTHER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT SUCH PURCHASER IS NOT AND WILL NOT BECOME A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST FOR UNITED STATES FEDERAL INCOME TAX PURPOSES FOR SO LONG AS SUCH PURCHASER HOLDS A BENEFICIAL INTEREST IN THIS CERTIFICATE.

                         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR
                    SOLD, TRADED OR TRANSFERRED TO A PERSON WHO IS NOT EITHER (A)(I) A CITIZEN OR RESIDENT OF THE UNITED STATES, (II) A CORPORATION, PARTNERSHIP OR OTHER ENTITY ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF OR (III) A PERSON NOT DESCRIBED IN (I) OR (II) WHOSE OWNERSHIP OF THE CLASS [A] [B] CERTIFICATES IS EFFECTIVELY CONNECTED WITH SUCH PERSON'S CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES (WITHIN THE MEANING OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) AND ITS OWNERSHIP OF ANY INTEREST IN A CLASS [A] [B] CERTIFICATE WILL NOT RESULT IN ANY WITHHOLDING OBLIGATION WITH RESPECT TO ANY PAYMENTS WITH RESPECT TO THE CLASS [A] [B] CERTIFICATES BY ANY PERSON (OTHER THAN WITHHOLDING, IF ANY, UNDER SECTION 1446 OF THE CODE) OR (B) AN ESTATE THE INCOME OF WHICH IS INCLUDIBLE IN GROSS INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR ANY TRUST IF A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST AND ONE OR MORE UNITED STATES FIDUCIARIES HAVE THE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST.

                          NO SALE, ASSIGNMENT, PARTICIPATION, PLEDGE,
                    HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE (OR ANY INTEREST THEREIN) SHALL BE MADE UNLESS THE TRANSFEROR SHALL HAVE GRANTED ITS PRIOR CONSENT THERETO, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD. THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS [A] [B] CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS [A] [B] CERTIFICATES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

                              (b)  Each Class A Certificate, Class B
               Certificate and Class C Certificate will bear a legend substantially in the following form:

                         EACH PURCHASER REPRESENTS AND WARRANTS FOR THE
                    BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT, UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS A CERTIFICATE, CLASS B CERTIFICATE OR CLASS C CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN
                    SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE, OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                              (c)  Each Class C Certificate will bear a
               legend substantially in the following form:

                         THIS CERTIFICATE (OR ITS PREDECESSOR) WAS
                    ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. FINGERHUT RECEIVABLES, INC. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR CERTIFICATES. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                         NO SALE, ASSIGNMENT, PARTICIPATION, PLEDGE,
                    HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE (OR ANY INTEREST THEREIN) SHALL BE MADE UNLESS THE TRANSFEROR SHALL HAVE GRANTED ITS PRIOR CONSENT THERETO, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD. NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF
                    SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS C CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS C CERTIFICATES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

                              (d)  Upon surrender for registration of
               transfer of a Class A Certificate, Class B Certificate or Class C Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the potential purchaser substantially in the form attached as Exhibit E executed by such purchaser or by such purchaser's attorney thereunto duly authorized in writing, such Class A Certificate, Class B Certificate or Class C Certificate shall be transferred upon the register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class A Certificates, Class B Certificates or Class C Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Transfers and exchanges of Class A Certificates, Class B Certificates and Class C Certificates shall be subject to the restrictions set forth in this Section 12, to such restrictions as shall be set forth in the text of the Class A Certificates, Class B Certificates and Class C Certificates, and, with respect to Transfers other than by an SPCPC to its Program Banks, such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register.

                              (e)  The Transferor shall be prohibited
               from transferring any interest in or portion of the Class C Certificate unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal income tax characterization of any outstanding Series of Investor Certificates. In no event shall any interest in or portion of the Class C Certificate be transferred to Fingerhut. Prior to the transfer of any interest in the Class C Certificate by the Transferor the conditions specified in Section 13 of this Series Supplement must be satisfied.

                              (f)  No transfer of a Class A Certificate,
               Class B Certificate or Class C Certificate will be permitted to be made to a Benefit Plan unless such Benefit Plan, at its expense, delivers to the Trustee, the Servicer and the Transferor an opinion of counsel satisfactory to them to the effect that the purchase or holding of a Class A Certificate, Class B Certificate or Class C Certificate by such Benefit Plan will not result in the assets of the Trust being deemed to be "assets of the Benefit Plan" and subject to the prohibited transaction provisions of ERISA and the Internal Revenue Code and will not subject the Trustee, the Transferor or the Servicer to any obligation in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring a Class A Certificate, Class B Certificate or Class C Certificate or the beneficial ownership of a Class A Certificate, Class B Certificate or Class C Certificate will be deemed to represent to the Trustee, the Transferor and the Servicer that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in
               Section 4975(e)(1) of the Internal Revenue Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Internal Revenue Code,
               (iv) an entity whose underlying assets include plan assets (as defined in 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity or (v) a person investing plan assets of any such plan (including for purposes of clauses (iv) and (v), insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).

                              (g)  The Class A Certificateholders and
               Class B Certificateholders shall comply with their obligations under Section 3.7 of the Agreement with respect to the tax treatment of the Class A Certificates and Class B Certificates, except to the extent that a relevant taxing authority has disallowed such treatment.

                              (h)  In accordance with Section 6.2 of the
               Agreement, no sale, assignment, participation, pledge, hypothecation, transfer or other disposition (a "Transfer") of a Class A Certificate, Class B Certificate or Class C Certificate (or any interest therein) shall be made unless the Transferor shall have granted its prior consent thereto, which consent may not be unreasonably withheld; provided, however, that for purposes of this sentence, it shall in all cases be reasonable for the Transferor to withhold consent to such proposed sale, assignment, participation, pledge, hypothecation, transfer or other disposition of all or any part of a Class A Certificate, Class B Certificate or Class C Certificate (or any interest therein) if the transaction would, if effected, give rise to any adverse tax consequence or if such Transfer would create more than an insubstantial risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation, each as determined in the sole and absolute discretion of the Transferor; provided, further, that any attempted Transfer that would cause the number of Targeted Holders (as defined herein) to exceed one-hundred shall be void.

                              (i)  Each purchaser of an interest in a
               Class A Certificate, Class B Certificate or Class C Certificate shall certify that it is a Person who is either (A)(i) a citizen or resident of the United States,
               (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a Person not described in
               (i) or (ii) whose ownership of the Class A Certificates, Class B Certificates or Class C Certificates is effectively connected with such person's conduct of a trade or business within the United States (within the meaning of the Internal Revenue Code) and whose ownership of any interest in a Class A Certificate, Class B Certificate or Class C Certificate will not result in any withholding obligation with respect to any payments with respect to the Class A Certificates, Class B Certificates or Class C Certificates, as applicable, by any Person or
               (B) an estate the income of which is includible in gross income for United States federal income tax purposes or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. Each such purchaser shall agree that if they are a Person described in clause (A)(iii) above, they will furnish to the Person from whom they are acquiring a Class A Certificate, Class B Certificate or Class C Certificate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 and a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee).

                              (j)  Each purchaser of an interest in a
               Class A Certificate, Class B Certificate or Class C Certificate shall certify that if it is not created or organized under the laws of the United States or any State thereof (including the District of Columbia) it will, upon written notice by the Transferor that the Transferor intends, pursuant to Section 1446 or other applicable section of the Internal Revenue Code, to withhold U.S. tax (a "Withholding Tax") from amounts paid or accruing hereunder to such purchaser (such determination being a "Withholding Event"), for tax years for which the purchaser has already filed U.S. federal income tax returns (each a "Prior Tax Year") prior to proper notice of such Withholding Event, provide (A) a signed officer's certificate of such purchaser stating that amounts paid or accruing hereunder have been included in such purchaser's U.S. federal income tax returns for each such Prior Tax Year, which certificate may be relied on by the Transferor in asserting to the Internal Revenue Service the applicability of Section 1463 of the Internal Revenue Code with respect to any Withholding Tax for each such Prior Tax Year and (B) provide information to the Transferor or, at the option of such purchaser, to the Internal Revenue Service in support of the application of Section 1463 of the Internal Revenue Code for each such Prior Tax Year.

                              (k)  Each purchaser of an interest in a
               Class A Certificate, Class B Certificate or Class C Certificate shall certify that it is not and will not become a partnership, subchapter S corporation or grantor trust for United States federal income tax purposes for so long as such purchaser holds a beneficial interest in such Class A Certificate, Class B Certificate or Class C Certificate, respectively.

                              (l)  Each purchaser of an interest in a
               Class A Certificate, Class B Certificate or Class C Certificate shall certify that it has neither acquired nor will it Transfer the Class A Certificate, Class B Certificate or Class C Certificate (or any interest therein) or cause the Class A Certificate, Class B Certificate or Class C Certificate (or any interest therein) to be marketed on or through (i) an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code, and any treasury regulation thereunder, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Internal Revenue Code and any treasury regulation thereunder, including a market wherein the Class A Certificates, Class B Certificates or Class C Certificates (or any interest therein) are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to the Class A Certificates, Class B Certificates or Class C Certificates (or any interest therein) and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others. Such purchaser shall acknowledge that it is aware that the opinion of special tax counsel to the Transferor regarding the Trust's status is dependent in part on the accuracy of the preceding sentence.

                              (m)  No subsequent transfer of a Class A
               Certificate, Class B Certificate or Class C Certificate is permitted unless (i) such transfer is of a Class A Certificate, Class B Certificate or Class C Certificate with a minimum principal amount of at least $500,000 and
               (ii) the condition specified in clause (h) above shall have been satisfied; provided, that any attempted transfer that would cause the number of Targeted Holders to exceed one-hundred shall be void.

                         SECTION 13. Sale of Class C Certificates. The Transferor may at any time, without the consent of the Class A Certificateholders or the Class B Certificateholders, (i) sell or transfer all or a portion of the Class C Certificates in one or more classes and
               (ii) in connection with any such sale or transfer, enter into a supplemental agreement with the Trustee or an amendment and restatement of this Series Supplement pursuant to which the Transferor and the Trustee may set forth the amount of monthly interest due Class C Certificateholders, provide for the payment of additional amounts with respect to any shortfall in payments of such interest and provide for such other provisions with respect to the Class C Certificates as may be specified in such agreement, provided that in each such case (A) the Transferor shall have given notice to the Trustee, the Servicer and any Rating Agencies then rating the outstanding Class A Certificates or Class B Certificates at the request of the Transferor of such proposed sale or transfer of the Class C Certificates and such agreement at least five Business Days prior to the consummation of such sale or transfer and the execution of such proposed agreement or if the Class A Certificates or Class B Certificates are not then rated, Certificateholders evidencing Undivided Interests aggregating more than 66 2/3% of the aggregate Class A Invested Amount and Class B Invested Amount shall have consented to the consummation of such sale or transfer and the execution of the proposed amendment; (B) the Rating Agency Condition shall have been satisfied prior to the consummation of such proposed sale or transfer of Class C Certificates or the execution of such agreement; (C) the Transferor shall have delivered an Officer's Certificate, dated the date of the consummation of such sale or transfer and the effectiveness of such agreement, to the effect that, in the reasonable belief of the Transferor, such action will not, based on the facts known to such officer at the time of such certification, cause a Pay Out Event to occur with respect to any Series; and (D) the Transferor will have delivered an Opinion of Counsel dated the date of such sale or subdivision to the effect that (i) the certificates issued and sold to third parties will be characterized as indebtedness or an interest in a partnership (not taxable as a corporation) for Federal income tax purposes, (ii) the subdivision will not adversely affect the Federal income tax characterization of any outstanding Series of investor certificates or outstanding Class of Series 1997-1 Certificates and (iii) the subdivision will not be treated as a taxable sale, exchange or other disposition for Federal income tax purposes; provided, further, as a condition to the sale or transfer of all or a portion of the Class C Certificates the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Trust or the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Certificates are paid in full.

                         SECTION 14. Purchases of Certificates by the Transferor. The Transferor may from time to time, purchase Certificates on the secondary market and request the Trustee to cancel such Certificates held by the Transferor and reduce the Invested Amount by a corresponding amount; provided, however, that any such offer by the Transferor to purchase Class A Certificates or Class B Certificates shall be made to each such Certificateholder and such purchase will be made pro rata from each of the Certificateholders that agrees to sell such Certificates to the Transferor.

                         SECTION 15.  Increased Costs.  (a)
               Notwithstanding any other provision herein, if after the Closing Date, any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Class A Certificateholder or Class B Certificateholder that is a commercial bank or controlled by a commercial bank of the principal of or interest on any Class A Certificate or Class B Certificate (other than changes in respect of taxes imposed on the overall net income of such Class A Certificateholder or Class B Certificateholder by the jurisdiction in which such Class A Certificateholder or Class B Certificateholder has its principal office or by any political subdivision or taxing authority therein), and the result shall be to increase the cost to such Class A Certificateholder or Class B Certificateholder of holding any Class A Certificate or Class B Certificate or to reduce the amount of any sum received or receivable by such Class A Certificateholder or Class B Certificateholder hereunder (whether of principal or interest) in respect thereof by an amount deemed by such Class A Certificateholder or Class B Certificateholder to be material, then the Trustee will pay to such Class A Certificateholder or Class B Certificateholder upon demand such additional amount or amounts as will compensate such Class A Certificateholder or Class B Certificateholder for such additional costs incurred or reduction suffered. Notwithstanding any other provision herein, if after the Closing Date, any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Class A Certificateholder or Class B Certificateholder or, with respect to any SPCPC, any related Program Bank, or shall impose on such Class A Certificateholder, Class B Certificateholder or Program Bank or the London interbank market any other condition affecting this Series Supplement or any Class A Certificate or Class B Certificate owned by such Class A Certificateholder or Class B Certificateholder, and the result of any of the foregoing shall be to increase the cost to such Class A Certificateholder, Class B Certificateholder or Program Bank of holding any Class A Certificate or Class B Certificate or to reduce the amount of any sum received or receivable by such Class A Certificateholder or Class B Certificateholder hereunder (whether of principal or interest) in respect thereof by an amount deemed by such Class A Certificateholder or Class B Certificateholder to be material, then the Trustee will pay to such Class A Certificateholder or Class B Certificateholder upon demand such additional amount or amounts as will compensate such Class A Certificateholder or Class B Certificateholder for such additional costs incurred or reduction suffered. Any Class A Certificateholder or Class B Certificateholder claiming any additional amounts payable pursuant to this
               Section 15 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Transferor or the Trustee or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any additional amount which may thereafter accrue and would not, in the sole determination of such Class A Certificateholder or Class B Certificateholder, be otherwise disadvantageous to such Class A Certificateholder or Class B Certificateholder.

                              (b)  If any Class A Certificateholder or
               Class B Certificateholder that is a commercial bank or controlled by a commercial bank, or with respect to any Class A Certificateholder or Class B Certificateholder that is an SPCPC, any Program Bank, shall have determined that the adoption after the Closing Date of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any such Class A Certificateholder or Class B Certificateholder (or any lending office of such Class A Certificateholder or Class B Certificateholder) or, with respect to any SPCPC, any related Program Bank or any such Class A Certificateholder's, Class B Certificateholder's or Program Bank's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Class A Certificateholder's, Class B Certificateholder's or Program Bank's capital or on the capital of such Class A Certificateholder's, Class B Certificateholder's or Program Bank's holding company, if any, as a consequence of this Series Supplement or the Class A Certificates or Class B Certificates owned by such Certificateholder or, with respect to Program Banks, the related SPCPC to a level below that which such Certificateholder, Program Bank or such Certificateholder's or Program Banks holding company could have achieved but for such adoption, change or compliance (taking into consideration such Certificateholder's or Program Bank's policies and the policies of such Certificateholder's or Program Bank's holding company with respect to such capital adequacy) by an amount deemed by such Certificateholder or Program Bank to be material, then from time to time the Trustee shall pay to such Certificateholder or, with respect to Program Banks, the related SPCPC such additional amount or amounts as will compensate such Certificateholder, such Program Bank or such holding company for any such reduction suffered after the date hereof.

                     (c)  A certificate of a Class A
               Certificateholder or Class B Certificateholder setting forth such amount or amounts, along with the method of computation of such amounts, as shall be necessary to compensate such Certificateholder as specified in paragraph (a) or (b) above, as the case may be, shall be delivered to the Trustee and the Servicer and shall be conclusive absent manifest error. The Trustee shall pay each Certificateholder the amount shown as due on any such certificate delivered by it on the Distribution Date immediately succeeding the Monthly Period in which such certificate is delivered; provided however, that the amounts owing by the Trustee pursuant to this Section 15 shall be payable to Class A Certificateholders solely from amounts available therefor pursuant to subsection 4.9(a)(ix) of the Agreement and to Class B Certificateholders solely from amounts available therefor pursuant to subsection 4.9(a)(x) of the Agreement.

                              (d)  Failure on the part of any eligible
               Class A Certificateholder or Class B Certificateholder to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Certificateholder's right to demand compensation with respect to such period or any other period; provided, however, that no Certificateholder shall be entitled to compensation for any such increased costs or reductions unless it shall have submitted a certificate under subsection 15(c) of this Series Supplement with respect thereto not more than 90 days after the date that such Certificateholder knows that such increased costs have been incurred or such reduction suffered. Notwithstanding any other provision of this Section 15, no Certificateholder shall demand compensation for any increased cost or reduction referred to above if it shall not at the time be the general policy of such Certificateholder to demand such compensation in similar circumstances under comparable provisions of credit or other similar agreements, and each Certificateholder shall in good faith endeavor to allocate increased costs or reductions fairly among all of its affected commitments and credit extensions (whether or not it seeks compensation from all affected borrowers). The protection of this Section 15 shall be available to each Class A Certificateholder or Class B Certificateholder that is a commercial bank or controlled by a commercial bank and, with respect to any Class A Certificateholder or Class B Certificateholder that is an SPCPC, the related Program Bank, regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

                              (e)  Each Program Bank with respect to an
               SPCPC that becomes a Program Bank for such SPCPC on or after April 22, 1997 shall be entitled to receive any payments pursuant to this Section 15 only to the extent that any of the Program Banks with respect to such SPCPC existing on April 21, 1997 would be entitled to such payment.

                         SECTION 16.  Replacement of Certain Investor
               Certificateholders. In the event that (i) a Class A Certificateholder or Class B Certificateholder requests compensation pursuant to Section 15 of this Series Supplement, (ii) a Holder of Investor Certificates (a "Non-Consenting Holder") does not consent to an amendment, supplement, waiver or other modification with respect to this Series Supplement or to the Agreement, as provided in Section 20 of this Series Supplement within the time period specified for delivery of such consent pursuant to the documentation associated therewith and the amendment, supplement, waiver or other modification is not approved in accordance with said Section 20 of this Series Supplement, or (iii) an Investor Certificateholder fails to approve any Extension requested by the Transferor pursuant to Section 6.17 of the Agreement, the Transferor shall have the right to replace such Holder with a Person or Persons meeting the requirements of Section 12 of this Series Supplement, by giving three Business Days prior written notice to the Trustee and such Holder, specifying the date on which such Holder s Certificates shall be transferred; provided, however that, (a) such transfer shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority, and (b) in the case of clause (ii) above, all Non-Consenting Holders with respect to any one proposed amendment, supplement, waiver or other modification or Extension must be concurrently replaced in accordance with this Section 16. In the event of the replacement of an Investor Certificateholder, such Investor Certificateholder agrees to assign, without recourse, its rights and obligations hereunder to a replacement Holder selected by the Transferor upon payment by the replacement Holder to such Investor Certificateholder in immediately available funds of the principal amount of such Investor Certificateholder's outstanding Certificates and any interest accrued and unpaid thereon and all other amounts owing to such Investor Certificateholder hereunder and to execute and/or deliver any certification or other document required to be delivered pursuant to Section 12 of this Series Supplement.

                         SECTION 17.  FCI Note.  The Transferor has
               received a note from Fingerhut Companies, Inc. in the amount of $18,000,000 (such note, together with any additional notes of Fingerhut Companies, Inc. held by the Transferor at any time, the "FCI Note"). The Transferor hereby agrees that at no time shall aggregate the principal amount of the FCI Note be less than $1,000,000 (the "FCI Note Required Amount"). The FCI Note may not be sold, transferred, assigned, pledged, hypothecated, participated or otherwise conveyed or encumbered, nor may the Transferor grant any security interest in the FCI Note.

                         SECTION 18.  GOVERNING LAW.  THIS SERIES
               SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS
               CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                         SECTION 19.  Instructions in Writing.  All
               instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

                         SECTION 20. Amendments; Consents. Solely with respect to any amendment pursuant to Section 13.1 of the Agreement, this Series Supplement and the Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66 2/3% of the Invested Amount of the Series 1997-1 Certificates and not less than 51% of the Class A Invested Amount to the extent that such Class would be adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Series Supplement or the Agreement or of modifying in any manner the rights of the Certificateholders of any Class of the Series 1997-1 Certificates then issued and outstanding; provided, however, that no such amendment under this Section 20 shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Class without the consent of all of the related Investor Certificateholders; (ii) change the definition of or the manner of calculating the interest of any Investor Certificate of such Class without the consent of the related Investor Certificateholders or (iii) reduce the aforesaid percentage required to consent to any such amendment or reduce any percentage of the Invested Amount of the Series 1997-1 Certificates required to consent to any action hereunder if such percentage is greater than 66 2/3%, in each case without the consent of all such Investor Certificateholders.

                         The Transferor and the Series 1997-1
               Certificateholders hereby agree that commencing on the Business Day upon which (i) the Series 1994-2 Certificates are no longer outstanding or (ii) the Series 1994-2 Certificates are no longer rated by the Rating Agency specified in the Series 1994-2 Supplement, for the Transferor to take any action which pursuant to the Agreement requires consent of any Rating Agency or satisfaction of any Rating Agency Condition or the confirmation of existing ratings by any Rating Agency but does not require Certificateholder consent, such action can only be taken by the Transferor upon receiving written consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 51% of the Invested Amount of the Series 1997-1 Certificates. Prior to the occurrence of the events specified in (i) and (ii) above, the Transferor does not have to receive Series 1997-1 Certificateholder consent for any such actions except as specifically provided for herein (including the immediately preceeding paragraph) and in the Agreement; provided, however, for the Transferor to take any action which does not otherwise require the consent of the Series 1997-1 Certificateholders and which has received any required Rating Agency consent or with respect to which the Rating Agency has confirmed existing ratings but which will have a material adverse effect on the outstanding Series 1997-1 Certificates and shall not have such a material adverse effect on Series 1994-2, the Transferor can only take such action upon receiving written consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less then 51% of the Invested Amount of the Series 1997-1 Certificates.

                         The Transferor hereby agrees that it will not
               agree or consent to the sale or transfer of any interest in or portion of the Series 1994-1 Class D Certificates.

                         The Transferor hereby agrees that it will not
               decrease the Discount Factor unless the Transferor shall have given notice to the Trustee, the Servicer and any Rating Agencies then rating the outstanding Class A Certificates or Class B Certificates at the request of the Transferor of such proposed reduction of the Discount Factor at least five Business Days prior to such reduction or if the Class A Certificates or Class B Certificates are not then rated it shall have received written consent of each Class A Certificateholder and Class B Certificateholder.

                         SECTION 21. Ratification of Agreement. (a) As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

                              (b)  For so long as any of the Class A
               Certificates or Class B Certificates are outstanding, each of the Transferor, the Servicer and the Trustee agree to cooperate with each other to provide to any Class A Certificateholder or Class B Certificateholder and to any prospective purchaser of Class A Certificates or Class B Certificates designated by such a Class A Certificateholder or Class B Certificateholder upon the request of such Class A Certificateholder or Class B Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

                         SECTION 22.  Counterparts.  This Series
               Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                         IN WITNESS WHEREOF, the Transferor, the
               Servicer and the Trustee have caused this Series 1997-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                    FINGERHUT RECEIVABLES, INC.
                                       Transferor

                                    By:_______________________
                                       Name:
                                       Title:

                                    FINGERHUT NATIONAL BANK
                                       Servicer

                                    By:_________________________
                                       Name:
                                       Title:

                                    THE BANK OF NEW YORK (DELAWARE)
                                       Trustee

                                    By:_________________________
                                       Name:
                                       Title:
                                                               Exhibit A

                  [FORM OF CLASS A VARIABLE FUNDING TRUST CERTIFICATE]

                         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE
                    REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFEROR. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT AND WARRANT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. EACH CLASS A CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE FURTHER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT SUCH PURCHASER IS NOT AND WILL NOT BECOME A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST FOR UNITED STATES FEDERAL INCOME TAX PURPOSES FOR SO LONG AS SUCH PURCHASER HOLDS A BENEFICIAL INTEREST IN THIS CERTIFICATE.

                         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR
                    SOLD, TRADED OR TRANSFERRED TO A PERSON WHO IS NOT EITHER (A)(I) A CITIZEN OR RESIDENT OF THE UNITED STATES, (II) A CORPORATION, PARTNERSHIP OR OTHER ENTITY ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF OR (III) A PERSON NOT DESCRIBED IN (I) OR (II) WHOSE OWNERSHIP OF THE CLASS A CERTIFICATES IS EFFECTIVELY CONNECTED WITH SUCH PERSON'S CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES (WITHIN THE MEANING OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) AND ITS OWNERSHIP OF ANY INTEREST IN A CLASS A CERTIFICATE WILL NOT RESULT IN ANY WITHHOLDING OBLIGATION WITH RESPECT TO ANY PAYMENTS WITH RESPECT TO THE CLASS A CERTIFICATES BY ANY PERSON (OTHER THAN WITHHOLDING, IF ANY, UNDER
                    SECTION 1446 OF THE CODE) OR (B) AN ESTATE THE INCOME OF WHICH IS INCLUDIBLE IN GROSS INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR ANY TRUST IF A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST AND ONE OR MORE UNITED STATES FIDUCIARIES HAVE THE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST.
                    NO SALE, ASSIGNMENT, PARTICIPATION, PLEDGE,
                    HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE (OR ANY INTEREST THEREIN) SHALL BE MADE UNLESS THE TRANSFEROR SHALL HAVE GRANTED ITS PRIOR CONSENT THERETO, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD. THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS A CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTEREST IN THE CLASS A CERTIFICATES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

                         EACH PURCHASER REPRESENTS AND WARRANTS FOR THE
                    BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT, UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS A CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE, OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

               No.
                                FINGERHUT MASTER TRUST
                                VARIABLE FUNDING TRUST
                          CERTIFICATE, SERIES 1997-1, CLASS A

                         Evidencing an undivided interest in a trust,
               the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of installment sale contracts or loans generated or to be generated by Fingerhut Corporation ("Fingerhut") or Fingerhut National Bank (the "Bank" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

                         (Not an interest in or a recourse obligation
               of Fingerhut Receivables, Inc., Fingerhut, the Bank or any affiliate thereof.)

                         This certifies that _________ (the
               "Certificateholder") is the registered owner of a fractional undivided interest in the Fingerhut Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of January 12, 1997 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Fingerhut Receivables, Inc., as Transferor (the "Transferor"), the Bank, as Servicer, and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Amended and Restated Series 1997-1 Supplement, dated as of April 21, 1997 (the "Series 1997-1 Supplement"), among the Transferor, the Bank as Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Series 1997-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement) and Section 4.4 of the Agreement.

                         This Certificate does not purport to summarize
               the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Class of Certificates entitled the "Fingerhut Master Trust Variable Funding Trust Certificates, Series 1997-1, Class A" (the "Class A Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Agreement, as amended from time to time, the terms of the Agreement shall govern.

                         The Transferor has structured the Agreement and
               the Class A Certificates with the intention that the Class A Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of Class A Certificates (a "Class A Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class A Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

                         Except in limited circumstance described in the
               third succeeding paragraph no principal will be payable to the Class A Certificateholders before the first Business Day in the Amortization Period. Except in connection with a payment of Class C Daily Principal, the Class C Certificates will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full.

                         Upon issuance, the Class A Certificates
               represents the right to receive, on each Business Day, an amount equal to the lesser of (x) the Available Series 1997-1 Imputed Yield Collections for such Business Day and (y) the sum of (A) the product of (i) the Class A Certificate Rate, (ii) a fraction the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day, and the denominator of which is 360, and
               (iii) the Class A Outstanding Principal Amount on such Business Day after giving effect to all transactions on such Business Day plus an amount equal to Carryover Class A Interest for such Business Day (B) the excess, if any, of the amount payable to the Class A Certificateholders pursuant to clause (A) on each prior Business Day over the amount on deposit in the Interest Funding Account with respect thereto on such Business Day. Notwithstanding anything to the contrary herein, the portion of Carryover Class A Interest that constitutes Class A Additional Interest shall be payable or distributable to Class A Certificateholders only to the extent permitted by applicable law.

                         Principal will be distributed to the Class A
               Certificateholders on each Distribution Date with respect to the Amortization Period following the Series 1994-1 Funding Date.

                         On any Business Day the Transferor may specify,
               upon the issuance of a new Series pursuant to an Exchange made at any time during the Revolving Period that the proceeds of such issuance be deposited into the Defeasance Account for payment to the Class A Certificateholders pursuant to Section 11 of the
               Agreement.   The Class A Invested Amount will be reduced
               by an amount equal to the amount of any such payments made.

                         In addition, pursuant to Section 6.15 of the
               Agreement, the holders of this Certificate may from time to time be required, prior to the Pay Out Commencement Date, to purchase Additional Class A Invested Amounts on the terms and conditions specified therein. The holder of this Certificate is authorized to record on the grid attached to its Class A Certificates (or at such Certificateholder's option, in its internal books and records) the date and amount of any Additional Class A Invested Amount purchased by it, and each repayment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Certificateholder's rights with respect to its Class A Invested Amount and its right to receive interest payments in respect of the Class A Invested Amount held by such Certificateholder.

                         "Class A Invested Amount" shall mean, when used
               with respect to any Business Day, an amount equal to (a) $59,600,000, plus (b) the aggregate principal amount of any Additional Class A Invested Amounts purchased pursuant to Section 6.15 of the Agreement, minus (c) the aggregate amount of principal payments made to Class A Certificateholders through and including such Business Day, minus (d) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates, minus (e) the Class A Invested Amount represented by any Class A Certificates purchased by the Transferor on the secondary market which have been cancelled by the Trustee at the Transferor's request in accordance with Section 14 of the Series Supplement, plus (f) the sum of (x) the aggregate amount allocated with respect to Class A Investor Charge-Offs and available on all prior Distribution Dates pursuant to subsection 4.9(a)(vi) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) and Section 4.14 of the Agreement, and
               (y) the amount designated pursuant to subsection 4.13(d) of the Agreement for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d).

                         Subject to the Agreement, payments of principal
               are limited to the unpaid Class A Invested Amount of the Class A Certificates, which may be less than the unpaid balance of the Class A Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is due and payable no later than the October 2002 Distribution Date, unless a different date shall be set forth in any Extension Notice (the "Scheduled Series 1997-1 Termination Date"). After the Scheduled Series 1997-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Certificates. In the event that the Class A Invested Amount is greater than zero on the Scheduled Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates.

                         Unless the certificate of authentication hereon
               has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                         IN WITNESS WHEREOF, the Transferor has caused
               this Certificate to be duly executed.

                                        FINGERHUT RECEIVABLES, INC.

                                        By:
                                            Name:
                                            Title:

               Dated:

                             CERTIFICATE OF AUTHENTICATION

                         This is one of the Class A Certificates
               referred to in the within-mentioned Pooling and Servicing Agreement.

                                        THE BANK OF NEW YORK

                                        By:
                                            Name:
                                            Title:
                     Beginning                           Ending
                     Principal                          Principal
              Date   Balance      Additions  Payments    Balance   Percentage


                                                               Exhibit B

                        [FORM OF CLASS B FLOATING RATE ACCOUNTS
                             RECEIVABLE TRUST CERTIFICATE]

                         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE
                    REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFEROR. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT AND WARRANT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. EACH CLASS B CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE FURTHER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT SUCH PURCHASER IS NOT AND WILL NOT BECOME A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST FOR UNITED STATES FEDERAL INCOME TAX PURPOSES FOR SO LONG AS SUCH PURCHASER HOLDS A BENEFICIAL INTEREST IN THIS CERTIFICATE.

                         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR
                    SOLD, TRADED OR TRANSFERRED TO A PERSON WHO IS NOT EITHER (A)(I) A CITIZEN OR RESIDENT OF THE UNITED STATES, (II) A CORPORATION, PARTNERSHIP OR OTHER ENTITY ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF OR (III) A PERSON NOT DESCRIBED IN (I) OR (II) WHOSE OWNERSHIP OF THE CLASS B CERTIFICATES IS EFFECTIVELY CONNECTED WITH SUCH PERSON'S CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES (WITHIN THE MEANING OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) AND ITS OWNERSHIP OF ANY INTEREST IN A CLASS B CERTIFICATE WILL NOT RESULT IN ANY WITHHOLDING OBLIGATION WITH RESPECT TO ANY PAYMENTS WITH RESPECT TO THE CLASS B CERTIFICATES BY ANY PERSON (OTHER THAN WITHHOLDING, IF ANY, UNDER
                    SECTION 1446 OF THE CODE) OR (B) AN ESTATE THE INCOME OF WHICH IS INCLUDIBLE IN GROSS INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR ANY TRUST IF A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST AND ONE OR MORE UNITED STATES FIDUCIARIES HAVE THE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST.

                         NO SALE, ASSIGNMENT, PARTICIPATION, PLEDGE,
                    HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE (OR ANY INTEREST THEREIN) SHALL BE MADE UNLESS THE TRANSFEROR SHALL HAVE GRANTED ITS PRIOR CONSENT THERETO, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD. THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS B CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS B CERTIFICATES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

                         EACH PURCHASER REPRESENTS AND WARRANTS FOR THE
                    BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT, UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE, OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

               No.
                                 FINGERHUT MASTER TRUST
                        FLOATING RATE ACCOUNTS RECEIVABLE TRUST
                          CERTIFICATE, SERIES 1997-1, CLASS B

                         Evidencing an undivided interest in a trust,
               the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of installment sale contracts or loans generated or to be generated by Fingerhut Corporation ("Fingerhut") or Fingerhut National Bank (the "Bank" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

                         (Not an interest in or a recourse obligation
               of Fingerhut Receivables, Inc., Fingerhut, the Bank or any affiliate thereof.)

                         This certifies that _________ (the
               "Certificateholder") is the registered owner of a fractional undivided interest in the Fingerhut Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of January 12, 1997 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Fingerhut Receivables, Inc., as Transferor (the "Transferor"), the Bank, as Servicer, and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Amended and Restated Series 1997-1 Supplement, dated as of April 21, 1997 (the "Series 1997-1 Supplement"), among the Transferor, the Bank as Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Series 1997-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement) and Section 4.4 of the Agreement.

                         This Certificate does not purport to summarize
               the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Class of Certificates entitled the "Fingerhut Master Trust Floating Rate Accounts Receivable Trust Certificates, Series 1997-1, Class B" (the "Class B Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Agreement, as amended from time to time, the terms of the Agreement shall govern.

                         The Transferor has structured the Agreement and
               the Class B Certificates with the intention that the Class B Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of Class B Certificates (a "Class B Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class B Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

                         Except in limited circumstance described in the
               third succeeding paragraph no principal will be payable to the Class B Certificateholders before the first Business Day in the Amortization Period. Except in connection with a payment of Class C Daily Principal, the Class C Certificates will not have the right to receive payments of principal until the Class A Invested Amount and the Class B Invested Amount have been paid in full.

                         Upon issuance, the Class B Certificates
               represents the right to receive, on each Business Day, an amount equal to the lesser of (x) the Available Series 1997-1 Imputed Yield Collections for such Business Day and (y) the sum of (A) the product of (i) the Class B Certificate Rate, (ii) a fraction the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day, and the denominator of which is 360, and
               (iii) the Class B Outstanding Principal Amount on such Business Day after giving effect to all transactions on such Business Day plus an amount equal to Carryover Class B Interest for such Business Day plus (B) the excess, if any, of the amount payable to the Class B Certificateholders pursuant to clause (A) on each prior Business Day over the amount on deposit in the Interest Funding Account with respect thereto on such Business Day. Notwithstanding anything to the contrary herein, the portion of Carryover Class B Interest that constitutes Class B Additional Interest shall be payable or distributable to Class B Certificateholders only to the extent permitted by applicable law.

                         Principal will be distributed to the Class B
               Certificateholders on each Distribution Date with respect to the Amortization Period following the Series 1994-1 Funding Date.

                         On any Business Day the Transferor may specify,
               upon the issuance of a new Series pursuant to an Exchange made at any time during the Revolving Period that the proceeds of such issuance be deposited into the Defeasance Account for payment to the Class B Certificateholders pursuant to Section 11 of the
               Agreement.   The Class B Invested Amount will be reduced
               by an amount equal to the amount of any such payments made.

                         "Class B Invested Amount" shall mean, when used
               with respect to any Business Day, an amount equal to (a) $51,100,000, minus (b) the aggregate amount of principal payments made to Class B Certificateholders through and including such Business Day, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections for which the Class C Invested Amount has not been reduced for all (y) prior Business Days, minus (e) the Class B Invested Amount represented by any Class B Certificates purchased by the Transferor on the secondary market which have been cancelled by the Trustee at the Transferor's request in accordance with Section 14 of the Series Supplement, and plus (f) the sum of (x) the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(vii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and
               (b) and Section 4.14 of the Agreement, and (y) the amount designated pursuant to subsection 4.13(d) of the Agreement for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

                         Subject to the Agreement, payments of principal
               are limited to the unpaid Class B Invested Amount of the Class B Certificates, which may be less than the unpaid balance of the Class B Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class B Certificates is due and payable no later than the October 2002 Distribution Date, unless a different date shall be set forth in any Extension Notice (the "Scheduled Series 1997-1 Termination Date"). After the Scheduled Series 1997-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Certificates. In the event that the Class B Invested Amount is greater than zero on the Scheduled Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates and then to the Class C Certificateholders pro rata in final payment of the Class C Certificates.

                         Unless the certificate of authentication hereon
               has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                         IN WITNESS WHEREOF, the Transferor has caused
               this Certificate to be duly executed.

                                        FINGERHUT RECEIVABLES, INC.

                                        By:
                                            Name:
                                            Title:

               Dated:

                             CERTIFICATE OF AUTHENTICATION

                         This is one of the Class B Certificates
               referred to in the within-mentioned Pooling and Servicing Agreement.

                                        THE BANK OF NEW YORK

                                        By:
                                            Name:
                                            Title:

                   Beginning                           Ending
                   Principal                           Principal
            Date   Balance      Additions  Payments    Balance      Percentage



                                                               Exhibit C

                     [FORM OF CLASS C VARIABLE FUNDING CERTIFICATE]

                         THIS CERTIFICATE (OR ITS PREDECESSOR) WAS
                    ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. FINGERHUT RECEIVABLES, INC. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR CERTIFICATES. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                         NO SALE, ASSIGNMENT, PARTICIPATION, PLEDGE,
                    HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE (OR ANY INTEREST THEREIN) SHALL BE MADE UNLESS THE TRANSFEROR SHALL HAVE GRANTED ITS PRIOR CONSENT THERETO, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD. NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF
                    SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS C CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS C CERTIFICATES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

                         EACH PURCHASER REPRESENTS AND WARRANTS FOR THE
                    BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT, UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE, OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V) ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

               No.
                                FINGERHUT MASTER TRUST
                                VARIABLE FUNDING TRUST
                          CERTIFICATE, SERIES 1997-1, CLASS C

                         Evidencing an undivided interest in a trust,
               the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of installment sale contracts or loans generated or to be generated by Fingerhut Corporation ("Fingerhut") of Fingerhut National Bank (the "Bank" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

                         (Not an interest in or a recourse obligation of
               Fingerhut Receivables, Inc., Fingerhut, the Bank or any affiliate thereof.)

                         This certifies that _________ (the
               "Certificateholder") is the registered owner of a fractional undivided interest in the Fingerhut Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of January 12, 1997 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Fingerhut Receivables, Inc., as Transferor (the "Transferor"), the Bank, as Servicer, and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Amended and Restated Series 1997-1 Supplement, dated as of April 21, 1997 (the "Series 1997-1 Supplement"), among the Transferor, the Bank as Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Series 1997-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement) and Section 4.4 of the Agreement.

                         This Certificate does not purport to summarize
               the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Class of Certificates entitled "Fingerhut Master Trust Variable Funding Trust Certificates, Series 1997-1, Class C" (the "Class C Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Agreement, as amended from time to time, the terms of the Agreement shall govern.

                         [The Transferor has structured the Agreement,
               the Class C Certificates, the Fingerhut Master Trust Variable Funding Trust Certificate, Series 1997-1, Class A (the "Class A Certificates ) and the Fingerhut Master Trust Floating Rate Accounts Receivable Trust Certificate, Series 1997-1, Class B (the "Class B Certificates") with the intention that the Class A Certificates, the Class B Certificates and the Class C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class C Certificate (a "Class C Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class C Certificate for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.]

                         Principal will be payable to the Class C
               Certificateholders on the Class C Principal Payment Commencement Date, which is the Distribution Date either on or following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount has been paid in full. Except in connection with a payment of Class C Daily Principal, principal will not be payable to the Class C Certificateholders until all principal payments have been made to the Class A Certificateholders and the Class B Certificateholders.

                         "Class C Invested Amount" shall mean, when used
               with respect to any Business Day, an amount equal to (a) upon the initial issuance of the Class C Certificate, zero, plus (b) the aggregate principal amount of any Additional Class C Invested Amounts pursuant to Section
               6.16 of the Agreement, minus (c) the aggregate amount of principal payments made to Class C Certificateholders through and including such Business Day, minus (d) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.13(a) and 4.13(d) of the Agreement, minus (e) the aggregate amount of Reallocated Principal Collections for all prior Business Days, plus (f) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(viii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e).

                         Subject to the Agreement, payments of principal
               are limited to the unpaid Class C Invested Amount of the Class C Certificates, which may be less than the unpaid balance of the Class C Certificate pursuant to the terms of the Agreement. All principal of and interest on the Class C Certificate is due and payable no later than the October 2002 Distribution Date, unless a different date shall be set forth in any Extension Notice (the "Scheduled Series 1997-1 Termination Date"). After the Scheduled Series 1997-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class C Certificates. In the event that the Class C Invested Amount is greater than zero on the Scheduled Series 1997-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates and then to the Class C Certificateholders pro rata in final payment of the Class C Certificates.

                         Unless the certificate of authentication hereon
               has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                         IN WITNESS WHEREOF, the Transferor has caused
               this Certificate to be duly executed.

                                        FINGERHUT RECEIVABLES, INC.

                                        By:
                                            Name:
                                            Title:

               Dated:

                             CERTIFICATE OF AUTHENTICATION

                    This is one of the Class C Certificates referred to
               in the within-mentioned Pooling and Servicing Agreement.

                                        THE BANK OF NEW YORK

                                        By:
                                            Name:
                                            Title:


                  Beginning                           Ending
                  Principal                           Principal
           Date   Balance      Additions  Payments    Balance      Percentage


                                                               Exhibit D

                    [Form of Monthly Certificateholders' Statement]
                                                               Exhibit E

                                                      ____________, ____

               Fingerhut Receivables, Inc.
               4400 Baker Road
               Suite F480
               Minnetonka, MN  55343

               The Bank of New York (Delaware)
               White Clay Center
               Route 273
               Newark, Delaware 19711

               Re: Fingerhut Master Trust, Class [A] [B] Certificates, Series 1997-1

               Ladies and Gentlemen:

                    In connection with our proposed purchase of
               Fingerhut Master Trust, Variable Funding Trust
               Certificates, Series 1997-1, Class [A] [B] Certificates (the "Class [A] [B] Certificates"), we confirm that:

                    1.   We have received such information and
               documentation as we deem necessary in order to make our investment decision. We understand that such information and documentation speaks only as of its date and that such information and documentation may not be correct or complete as of any time subsequent to such date.

                    2. We agree to be bound by the restrictions and conditions set forth in the Amended and Restated Pooling and Servicing Agreement, dated as of January 12, 1997, as supplemented by the Amended and Restated Series 1997-1 Supplement dated as of April 21, 1997 (the "Series 1997-1 Supplement" and together with the Pooling and Servicing Agreement, each as amended from time to time, the "Pooling and Servicing Agreement"), each by and among Fingerhut Receivables, Inc., as Transferor, Fingerhut National Bank, as Servicer, and The Bank of New York (Delaware), as Trustee, relating to the Class [A] [B] Certificates, including the obligation to purchase Additional Class A Invested Amounts, as specified in
               Section 6.15 of the Pooling and Servicing Agreement, and agree to be bound by, and not reoffer, resell, pledge or otherwise transfer (any such act, a "Transfer") the Class [A] [B] Certificates except in compliance with, such restrictions and conditions including but not limited to those in Section 12 of the Series 1997-1 Supplement.

                    3.   We understand that the Class [A] [B]
               Certificates have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities law and agree that the Class [A] [B] Certificates may be reoffered, resold, pledged or otherwise transferred only in compliance with the Securities Act and other applicable laws and only (i) to the Transferor or (ii) pursuant to Rule 144A under the Securities Act to an institutional investor that we reasonably believe is a qualified institutional buyer within the meaning of Rule 144A ("QIB") purchasing for its own account or a QIB purchasing for the account of a QIB, whom we have informed, in each case, that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A.

                    4. We have neither acquired nor will we Transfer any Class [A] [B] Certificate we acquire (or any interest therein) or cause any Class [A] [B] Certificate (or any interest therein) to be marketed on or through (i) an "established securities market" within the meaning of
               Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and any proposed, temporary or final treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Code and any treasury regulation thereunder, including a market wherein the Class [A] [B] Certificates (or any interest therein) are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to the Class [A] [B] Certificates (or any interest therein) and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others. We acknowledge that we are aware that the opinion of special tax counsel to the Transferor regarding the Trust's status is dependent in part on the accuracy of the preceding sentence.

                    5. We are not and will not become, for so long as we hold any interest in the Class [A] [B] Certificates, a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes.

                    6. We are a person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or (ii) whose ownership of the Class [A] [B] Certificates is effectively connected with a such person's conduct of a trade or business within the United States (within the meaning of the Code) and our ownership of any interest in a Class [A] [B] Certificate will not result in any withholding obligation with respect to any payments with respect to the Class [A] [B] Certificates by any person or (B) an estate the income of which is includible in gross income for United States federal income tax purposes or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. We agree that if we are a person described in clause (A)(iii) above, we will furnish to the person from whom we are acquiring a Class [A] [B] Certificate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 and a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee). We recognize that if we are a tax-exempt entity, payments with respect to the Class [A] [B] Certificates may constitute unrelated business taxable income.

                         7. We understand that if we are not created or organized under the laws of the United States or any State thereof (including the District of Columbia) we will, upon written notice by the Transferor that the Transferor intends, pursuant to Section 1446 or other applicable section of the Internal Revenue Code, to withhold U.S. tax (a "Withholding Tax") from amounts paid or accruing hereunder to us (such determination being a "Withholding Event"), for tax years for which we have already filed U.S. federal income tax returns (each a "Prior Tax Year") prior to proper notice of such Withholding Event, provide (A) a signed officer's certificate stating that amounts paid or accruing under the Certificates have been included in such purchaser's U.S. federal income tax returns for each such Prior Tax Year, which certificate may be relied on by the Transferor in asserting to the Internal Revenue Service the applicability of Section 1463 of the Internal Revenue Code with respect to any Withholding Tax for each such Prior Tax Year and (B) provide information to the Transferor or, at our option, to the Internal Revenue Service in support of the application of Section 1463 of the Internal Revenue Code for each such Prior Tax Year.

                    8. We understand that no subsequent Transfer of a Class [A] [B] Certificate is permitted unless (i) such Transfer is of a Class [A] [B] Certificate with a minimum principal amount of at least $500,000 and (ii) the Transferor consents in writing to the proposed Transfer; provided, that any attempted Transfer that would cause the number of Targeted Holders to exceed one-hundred shall be void.

                    9. We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) purchasing for our own account or for the account of a "qualified institutional buyer" and we understand that the sale to us is being made in reliance on Rule 144A under the Securities Act.

                    10. We are acquiring each of the Class [A] [B] Certificates purchased by us for our own account or for a single account (each of which is a "qualified institutional buyer") as to which we exercise sole investment discretion.

                    11. We are not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets (as defined in 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, or (v) a person investing plan assets of any such plan (including for purposes of clauses (iv) and (v) any insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).

                    12. We understand that any purported Transfer of any Class [A] [B] Certificate in contravention of the restrictions and conditions in paragraphs 1 through 11 above shall be null and void and the purported transferee shall not be recognized by the Trust or any other person as a Class [A] [B] Certificateholder for any purpose.

                    13. We further understand that, promptly following any proposed resale, pledge or transfer of any Class [A] [B] Certificates, we will be required to furnish to the Trustee and the Registrar, such certification and other information as the Trustee or the Registrar may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the Class [A] [B] Certificates and the Pooling and Servicing Agreement pursuant to which the Class [A] [B] Certificates were issued and we agree that if we determine to Transfer any Class [A] [B] Certificate, we will cause our proposed transferee to provide the Transferor, the Servicer and the Trustee with a letter substantially in the form of this letter. We further understand that Class [A] [B] Certificates purchased by us will bear a legend to the foregoing effect.

                    14. The person signing this letter on behalf of the ultimate beneficial purchaser of the Class [A] [B]
               Certificates has been duly authorized by such beneficial purchaser of the Class [A] [B] Certificates to do so.

                    15. The Class [A] [B] Certificates purchased by us should be registered in the name and issued in the denominations set forth on Schedule 1 hereto. All payments on the Class [A] [B] Certificates held by us should be wired to us in accordance with the instructions set forth on Schedule 1 hereto unless we otherwise notify the Transferor, the Servicer and the Trustee in writing.

                    You are entitled to rely upon this letter and are
               irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                        Very truly yours

                                        [NAME OF PURCHASER]

                                        By:
                                            Name:
                                            Title:
                                                              Schedule 1

                         Registration and Payment Instructions

               Registration Instructions:

               Full Legal Name of Purchaser:__________________________
               Number of Certificates:________________


               Payment Instructions:

               Name of Bank:   ____________________
               Address of Bank:____________________
               Account Name:   ___________________
               Account Number:___________________
               ABA Number:    ___________________
               Reference:         ___________________
                                                               Exhibit F

                                FORM OF EXTENSION NOTICE

                         FINGERHUT MASTER TRUST, SERIES 1997-1

                         The undersigned, a duly authorized
               representative of Fingerhut Receivables, Inc., a Delaware corporation (the "Transferor"), as Transferor pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of January 12, 1997 (the "Pooling and Servicing Agreement"), by and among the Transferor, Fingerhut National Bank, as servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee"), as supplemented by the Amended and Restated Series 1997-1 Supplement, dated as of __________, 1997 (the "Series 1997-1 Supplement"), by and between the Transferor, the Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Series 1997-1 Supplement, and as each may from time to time be amended, supplemented, or modified, the "Agreement"), does hereby notify the Trustee (or any successor Trustee) and the Investor Certificateholders:

                         A. Capitalized terms used but not defined in this Certificate shall have the respective meanings set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

                         B. The undersigned is a [Vice President] or more senior officer of the Transferor who is duly authorized to execute and deliver this Certificate on behalf of the Transferor.

                         C.  This Certificate is being delivered
               pursuant to Section 6.17(a) of the Agreement.

                         D. The Transferor is the Transferor under the Agreement.

                         E. No Pay Out Event has occurred that has not been remedied pursuant to the provisions of the Agreement.

                         F. The Certificate is being delivered to the Trustee on or before the date specified in subsection 6.17(a) for delivery.

                         G.  NOTIFICATION OF EXTENSION

                         Pursuant to subsection 6.17(a) and in respect
               of [          ,    ] (the "Current Extension Date"), the
               Transferor hereby notifies the Trustee and the Investor Certificateholders of the Transferor's intention to extend the Revolving Period in respect of Series 1997-1 on the Current Extension Date pursuant to the provisions of Section 6.17, until the date set forth below (such extension, the "Extension").

                         H.  REQUIREMENTS TO COMPLETE EXTENSION

                         (1) Annexed hereto is an election notice (an "Election Notice") to be returned by any Investor Certificateholder electing to approve the Extension. No Extension shall occur unless Investor Certificateholders holding one-hundred percent of each of the aggregate principal amount of Class A Certificates, Class B Certificates and Class C Certificates, respectively, shall return properly executed Election Notices approving the Extension by the Election Date (as defined below). Any Investor Certificateholder electing to approve the Extension must deliver a properly executed Election Notice at the office of the Trustee, [ ] on or before 3:00 p.m., [] time, on [,] (the "Election Date"). Any Investor Certificateholder may withdraw any Election Notice delivered by it to the Trustee by notifying the Trustee in writing at the address set forth in the previous sentence on or prior to the Election Date.

                         (2) THE EXTENSION SHALL NOT OCCUR UNTIL PRIOR SATISFACTION OF CERTAIN CONDITIONS PRECEDENT BY THE CLOSE OF BUSINESS ON THE ELECTION DATE, INCLUDING THE APPROVAL OF SUCH EXTENSION BY THE INVESTOR CERTIFICATEHOLDERS HOLDING THE REQUIRED AGGREGATE PRINCIPAL AMOUNT OF CLASS A CERTIFICATES AND CLASS B CERTIFICATES THAT NO PAY OUT EVENT SHALL HAVE OCCURRED AND BE CONTINUING, AND THAT CERTAIN LEGAL OPINIONS AND RATING AGENCY CONFIRMATIONS SHALL HAVE BEEN DELIVERED TO THE TRANSFEROR AND THE TRUSTEE PURSUANT TO SECTION 6.17(b). THE TRANSFEROR MAY IN ITS SOLE DISCRETION WITHDRAW THIS EXTENSION NOTICE AT ANY TIME ON OR PRIOR TO THE ELECTION DATE BY DELIVERING NOTICE OF SUCH WITHDRAWAL IN WRITING TO THE TRUSTEE. IF ANY SUCH NOTICE OF WITHDRAWAL SHALL BE SO DELIVERED, NO EXTENSION SHALL OCCUR.

                         I. NEW PROVISIONS TO BECOME EFFECTIVE ON THE EXTENSION DATE

                         (1) The new Amortization Period Commencement Date shall be the earlier of (a) [,] or (b) the Pay Out Commencement Date.

                         (2)  The new Extension Date shall be
               [          ,    ].

                         [(3)  The new Scheduled Series 1997-1
               Termination Date shall be [,].]

                         [(4)  The following are additional provisions
               that will apply to the Investor Certificates on and after the Extension Date:

                         INSERT PROVISIONS]

                         J.  Annexed hereto are the following:

                         (1)  the form of Extension Tax Opinion.

                         (2)  the form of Extension Opinion.

                         (3)  the Election Notice.
                         IN WITNESS WHEREOF, the undersigned has duly
               executed this certificate this [  ] day of [      ,    ].

                                        FINGERHUT RECEIVABLES, INC.

                                        By:
                                            Name:
                                            Title:
                                                               Exhibit G

                   FORM OF INVESTOR CERTIFICATEHOLDER ELECTION NOTICE

               [INSERT NAME
                AND ADDRESS OF TRUSTEE]

               Re:  Fingerhut Master Trust:
                    Election Notice to Extend Series 1997-1

               Ladies and Gentlemen:

                         The undersigned hereby elects to approve the
               extension of the Revolving Period for Series 1997-1 until the Amortization Period Commencement Date set forth in
               the Extension Notice dated [            ,         ] (the
               "Extension Notice") and delivered to the undersigned pursuant Section 6.17(a) of the Amended and Restated Pooling and Servicing Agreement, dated as of January 12, 1997, including the Amended and Restated Series 1997-1 Supplement thereto, dated as of April 21, 1997, each by and among Fingerhut Receivables, Inc., as transferor, Fingerhut National Bank, as servicer, and The Bank of New York (Delaware), as trustee (collectively, and as each may be amended, supplemented or modified from time to time, the "Pooling and Servicing Agreement"). The undersigned hereby acknowledges that, commencing on the Current Extension Date (as defined in the Extension Notice), the terms and provisions of the Pooling and Servicing Agreement shall be modified as set forth in the Extension Notice.

                         IN WITNESS WHEREOF, the undersigned registered
               owner(s) has [have] executed this Election Notice as of the date set forth below.

               Dated:

                              Name(s):_______________________

                              Address:_______________________
                                           (Please Print)

                              Signature(s):__________________